UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: BlackRock Massachusetts Tax-Exempt Trust (MHE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Massachusetts Tax-Exempt Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended August 31, 2015, municipal bond funds garnered net inflows of approximately $20 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $417 billion (considerably higher than the $308 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2015
6 months: 0.21%
12 months: 2.38%

A Closer Look at Yields

From August 31, 2014 to August 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 7 basis points (“bps”) from 3.03% to 3.10%, while 10-year rates rose by 9 bps from 2.07% to 2.16% and 5-year rates increased 25 bps from 1.08% to 1.33% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 22 bps and the spread between 2- and 10-year maturities flattened by 20 bps.

During the same time period, U.S. Treasury rates fell by 15 bps on 30-year bonds, 14 bps on 10-year bonds and 9 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	5

Trust Summary as of August 31, 2015	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.44)[1]	4.53%
Tax Equivalent Yield[2]	8.49%
Current Monthly Distribution per Common Share[3]	$0.0545
Current Annualized Distribution per Common Share[3]	$0.6540
Economic Leverage as of August 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BZM[5]	3.64%	3.07%
Lipper Other States Municipal Debt Funds[6]	3.89%	4.28%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

At a time of low total returns for municipal bonds, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s exposure to long-maturity bonds benefited performance given the flattening of the yield curve. Exposure to the health and education sectors provided the largest sector total returns for the period.

•

The Trust’s duration positioning (sensitivity to interest rate movements) detracted modestly from performance given that bond yields rose across the yield curve during the period. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.44	$14.59	(1.03)%	$15.72	$14.16
Net Asset Value	$14.96	$15.20	(1.58)%	$15.59	$14.71

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	27%	20%
Education	21	20
Transportation	19	19
County/City/Special District/School District	16	17
Utilities	7	7
Housing	7	14
State	2	1
Corporate	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	10%	15%
AA/Aa	35	36
A	30	23
BBB/Baa	15	11
BB/Ba	1	1
N/R2	9	14

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2% of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	—
2017	3
2018	8
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	7

Trust Summary as of August 31, 2015	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2015 ($13.26)[1]	5.25%
Tax Equivalent Yield[2]	9.78%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of August 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.31%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MHE[5]	1.47%	4.25%
Lipper Other States Municipal Debt Funds[6]	3.89%	4.28%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the education, health, transportation and tax-backed sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$13.26	$13.75	(3.56)%	$15.14	$13.12
Net Asset Value	$13.89	$14.02	(0.93)%	$14.47	$13.71

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Education	47%	49%
Transportation	19	13
Health	14	16
State	11	13
Housing	7	7
County/City/Special District/School District	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	11%	11%
AA/Aa	55	55
A	27	27
BBB/Baa	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	4%
2016	2
2017	11
2018	6
2019	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	9

Trust Summary as of August 31, 2015	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2015 ($13.65)[1]	5.89%
Tax Equivalent Yield[2]	11.92%
Current Monthly Distribution per Common Share[3]	$0.067
Current Annualized Distribution per Common Share[3]	$0.804
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
MHN[5]	6.16%	4.88%
Lipper New York Municipal Debt Funds[6]	4.62%	4.46%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York’s municipal bond market finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds contributed to performance. The Trust’s allocations to the education, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2015

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$13.65	$13.64	0.07%	$14.60	$13.23
Net Asset Value	$14.81	$14.98	(1.13)%	$15.40	$14.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	21%	24%
County/City/Special District/School District	20	25
Education	19	17
State	16	12
Utilities	11	10
Health	6	6
Housing	4	4
Corporate	2	2
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	11%	15%
AA/Aa	63	63
A	19	19
BBB/Baa	4	2
BB/Ba	1	1
N/R2	2	—	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively, of the Trust’s total investments.

[3]	Represents less than 1% of the Trust’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	6%
2016	4
2017	12
2018	8
2019	6

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	11

Trust Summary as of August 31, 2015	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.99)[1]	5.96%
Tax Equivalent Yield[2]	11.57%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BLJ[5]	0.93%	1.74%
Lipper New Jersey Municipal Debt Funds[6]	3.60%	1.92%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

Given the outperformance of longer-term bonds, the Trust’s duration positioning (interest rate sensitivity) had a positive impact on performance. (Bond prices rise when rates fall.) The Trust’s longer-dated holdings in the transportation, school districts, utilities and state tax-backed sectors were particularly strong contributors to performance. At a time of modest price gains for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s positions in New Jersey state-appropriated debt detracted from performance. The sector’s yield spreads widened as credit agencies downgraded the state’s general obligation and appropriated debt due to its lack of willingness to fund its pension obligations. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2015

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$13.99	$14.68	(4.70)%	$16.54	$13.65
Net Asset Value	$15.65	$16.29	(3.93)%	$16.81	$15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Transportation	28%	26%
Education	21	19
County/City/Special District/School District	18	14
State	18	21
Corporate	7	6
Health	6	8
Housing	2	5
Utilities	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	5%	8%
AA/Aa	42	39
A	35	34
BBB/Baa	7	8
BB/Ba	9	5
B	—	3
N/R2	2	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and 3%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	2
2018	12
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	13

Trust Summary as of August 31, 2015	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($13.66)[1]	5.45%
Tax Equivalent Yield[2]	11.03%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BQH[5]	4.18%	5.57%
Lipper New York Municipal Debt Funds[6]	4.62%	4.46%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds contributed to performance. The Trust’s allocations to the education, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2015

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$13.66	$13.86	(1.44)%	$14.99	$13.46
Net Asset Value	$15.75	$15.77	(0.13)%	$16.55	$15.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	30%	25%
Education	22	22
Transportation	13	12
Health	11	13
Utilities	9	9
Corporate	6	8
State	4	6
Housing	4	5
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	9%	14%
AA/Aa	49	43
A	23	26
BBB/Baa	7	7
BB/Ba	2	2
B	1	—
N/R2	9	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	4
2017	6
2018	7
2019	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	15

Trust Summary as of August 31, 2015	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2015 ($12.99)[1]	5.54%
Tax Equivalent Yield[2]	11.21%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of August 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BSE[5]	4.29%	4.88%
Lipper New York Municipal Debt Funds[6]	4.62%	4.46%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds contributed to performance. The Trust’s allocations to the education, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2015

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$12.99	$13.16	(1.29)%	$13.85	$12.80
Net Asset Value	$14.81	$14.92	(0.74)%	$15.43	$14.52

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Education	25%	21%
County/City/Special District/School District	20	24
Transportation	18	19
Utilities	15	14
State	10	9
Health	9	10
Housing	3	2
Corporate	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	17%	19%
AA/Aa	53	54
A	25	23
BBB/Baa	3	1
B	—	2
N/R2	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	5
2018	9
2019	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	17

Trust Summary as of August 31, 2015	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($14.16)[1]	5.93%
Tax Equivalent Yield[2]	12.00%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of August 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BFY[5]	7.00%	5.33%
Lipper New York Municipal Debt Funds[6]	4.62%	4.46%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

With this as the backdrop, the Trust’s position in longer-dated bonds contributed to performance. The Trust’s allocations to the education, transportation and utilities sectors were also positive contributors to performance. The Trust’s investment-grade holdings in the AA and A rated categories contributed positively, as did its exposure to higher yielding bonds.

•

Given the modest total return for the municipal bond market, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. In addition, the use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s position in certain longer duration bonds detracted from performance. Its use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2015

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.16	$14.02	1.00%	$15.50	$13.77
Net Asset Value	$15.57	$15.66	(0.57)%	$16.25	$15.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
County/City/Special District/School District	24%	23%
Education	17	16
Transportation	15	14
Utilities	12	10
Health	10	13
State	8	9
Corporate	7	8
Housing	6	7
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	15%	16%
AA/Aa	43	39
A	27	30
BBB/Baa	5	5
BB/Ba	2	2
B	1	—
N/R2	7	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	6
2017	9
2018	6
2019	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	19

Trust Summary as of August 31, 2015	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE MKT	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2015 ($16.70)[1]	4.99%
Tax Equivalent Yield[2]	9.35%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of August 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BHV[5]	7.61%	5.02%
Lipper Other States Municipal Debt Funds[6]	3.89%	4.28%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

U.S. municipal bonds finished the 12-month period in positive territory, as the contribution of yields to total returns more than offset the impact of a small decline in prices. Yields moved slightly higher in the period as investors began to prepare for the possibility of interest rate increases by the Fed. (Bond prices fall when rates rise.) The short end of the yield curve, which is most sensitive to Fed policy shifts, experienced the largest increase in yields. In contrast, yields on longer-term bonds rose only slightly amid the environment of moderate economic growth and low inflation.

•

At a time of low total returns for the municipal bonds, the income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds made a meaningful contribution to absolute performance. The Trust’s exposure to long-maturity bonds benefited performance given the flattening of the yield curve. Exposure to the health, education, and transportation sectors provided the largest sector total returns for the period.

•

The Trust’s duration positioning (sensitivity to interest rate movements) detracted modestly from performance given that bond yields rose across the yield curve during the period. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk detracted slightly, as 10-year Treasury yields diverged from municipals and finished the period lower.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$16.70	$16.35	2.14%	$18.77	$15.50
Net Asset Value	$15.90	$15.95	(0.31)%	$16.52	$15.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation
	8/31/15	8/31/14
Health	27%	23%
Transportation	21	15
Education	21	18
County/City/Special District/School District	17	16
State	7	6
Housing	6	11
Corporate	1	5
Utilities	—	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]
	8/31/15	8/31/14
AAA/Aaa	15%	21%
AA/Aa	51	47
A	15	13
BBB/Baa	3	7
BB/Ba	1	—
N/R2	15	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2015 and August 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 7%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	4
2018	19
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	21

Schedule of Investments August 31, 2015	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 137.4%
Corporate — 2.0%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$320	$325,594
Potomac Electric Power Co., 6.20%, 9/01/22	250	289,717

		615,311
County/City/Special District/School District — 25.2%
City of Baltimore Maryland, RB, Series C, Wastewater Project, 5.00%, 7/01/39	1,000	1,130,410
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, The Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	562,270
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project, 5.25%, 7/01/44	250	252,623
County of Frederick Maryland, GO, Series A, 5.00%, 8/01/24	275	338,112
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	280,260
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	266,108
County of Montgomery Maryland, GO, Refunding, Consolidated Public Improvement, Series A, 5.00%, 7/01/19 (a)	175	200,477
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,500,960
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	588,890
State of Maryland, GO:
State & Local Facilities Loan, 1st Series B, 5.00%, 3/15/19 (a)	250	283,710
State & Local Facilities Loan, 2nd Series B, 3.00%, 8/01/27	2,425	2,436,567

		7,840,387
Education — 27.6%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	543,313
3.25%, 9/01/28	360	361,782
Maryland EDC, Refunding RB:
University of Maryland Project, 5.00%, 7/01/39	500	526,565
University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,067,850
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,106,420
Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (concluded):
Johns Hopkins University Project, Series A, 5.00%, 7/01/27	$1,000	$1,165,340
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	110	113,990
Maryland Health & Higher Educational Facilities Authority, Refunding RB (concluded):
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	992,331
Maryland Institute College of Art, 5.00%, 6/01/29	500	549,765
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,052,920
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	400	488,560
University System of Maryland, Refunding RB, Series D, 5.00%, 10/01/21	500	594,730

		8,563,566
Health — 44.0%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	278,960
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	550	541,601
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,108,950
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,101,720
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,071,500
Charlestown Community Project, 6.25%, 1/01/41	1,000	1,110,580
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,244,375
Lifebridge Health Issue, 4.13%, 7/01/47	500	490,415
Medstar Health, Inc., 5.00%, 8/15/42	1,000	1,092,060
Meritus Medical Center Issue, 5.00%, 7/01/40	1,000	1,069,670
Peninsula Regional Medical Center, 5.00%, 7/01/25	500	589,185
Peninsula Regional Medical Center, 5.00%, 7/01/39	1,000	1,097,940
University of Maryland, 5.00%, 7/01/35	200	220,738
University of Maryland, 4.00%, 7/01/41	500	493,625
University of Maryland Medical System, 5.13%, 7/01/39	1,000	1,077,120
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,087,880

		13,676,319

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GAN	Grant Anticipation Notes	RB	Revenue Bonds
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	S/F	Single-Family
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	SONYMA	State of New York Mortgage Agency
BOCES	Board of Cooperative Educational Services	HFA	Housing Finance Agency	Syncora	Syncora Guarantee
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds
CIFG	CIFG Assurance North America, Inc.	IDA	Industrial Development Authority

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Housing — 12.7%
County of Howard Maryland, RB, Series A, 5.00%, 6/01/44	$550	$588,560
Maryland Community Development Administration, HRB, Series A, Residential:
4.05%, 7/01/42	1,220	1,224,685
Series H, AMT, 5.10%, 9/01/37	960	973,133
Maryland Community Development Administration, RB:
3.70%, 7/01/35	500	488,965
5.05%, 9/01/39	500	516,990
Series B, 4.75%, 9/01/39	150	153,406

		3,945,739
Transportation — 15.0%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	533,910
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	545,765
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/22	1,000	1,089,830
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	1,985,368
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	508,889

		4,663,762
Utilities — 10.9%
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,126,040
Water Project, Series A, 5.00%, 7/01/43	1,000	1,118,300
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	500	570,380
5.00%, 4/01/32	500	569,075

		3,383,795
Total Municipal Bonds in Maryland		42,688,879

District of Columbia — 3.6%
Transportation — 3.6%
Washington Metropolitan Area Transit Authority, Refunding RB, Series A, 5.13%, 7/01/32	1,000	1,126,570
Municipal Bonds	Par (000)	Value
Guam — 2.3%
State — 2.3%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	269,352
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	410	452,624
Total Municipal Bonds in Guam		721,976
Total Municipal Bonds — 143.3%		44,537,425

Municipal Bonds Transferred to Tender Option Bond Trusts (b) — 10.5%
Maryland — 10.5%
Transportation — 10.5%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,273,990
Total Long-Term Investments (Cost — $46,083,147) — 153.8%		47,811,415

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	334,132	334,132
Total Short-Term Securities (Cost — $334,132) — 1.1%		334,132
Total Investments (Cost — $46,417,279) — 154.9%		48,145,547
Other Assets Less Liabilities — 1.4%		427,791
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.8)%		(1,500,202)
VRDP Shares, at Liquidation Value — (51.5)%		(16,000,000)

Net Assets Applicable to Common Shares — 100.0%		$31,073,136

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(c)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	23,789	310,343	334,132	$694

(d)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	23

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(21)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$2,668,313	$3,816

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,816	$3,816

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(5,043)	$(5,043)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$7,426	$7,426

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$2,708,176

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$47,811,415	—	$47,811,415
Short-Term Securities	$334,132	—	—	334,132

Total	$334,132	$47,811,415	—	$48,145,547

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$3,816	—	—	$3,816
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$28,350	—	—	$28,350
Liabilities:
TOB Trust Certificates	—	$(1,500,000)	—	(1,500,000)
VRDP Shares	—	(16,000,000)	—	(16,000,000)

Total	$28,350	$(17,500,000)	—	$(17,471,650)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	25

Schedule of Investments August 31, 2015	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 153.9%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,168,480
Education — 71.7%
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC), 5.00%, 10/01/39	1,000	1,003,280
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	282,177
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	544,470
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,209,876
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	787,865
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,749,330
Clark University (Syncora), 5.13%, 10/01/35	500	501,680
Emerson College, Series A, 5.00%, 1/01/40	200	209,332
International Charter School 5.00%, 4/15/40	1,000	1,041,430
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,914,743
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,059,290
Williston Northampton School Project (Syncora), 5.00%, 10/01/25	500	502,010
Worcester Polytechnic Institute (NPFGC), 5.00%, 9/01/27	1,985	2,125,598
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,103,420
Massachusetts Health & Educational Facilities Authority, RB:
Northeastern University, Series R, 5.00%, 10/01/33	225	245,806
Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,129,690
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,072,210
Harvard University, Series A, 5.50%, 11/15/36	100	113,943
Harvard University, Series B, 5.00%, 10/01/38	400	433,272
Northeastern University, Series T-1, 5.00%, 10/01/31	500	559,315
Northeastern University, Series T-2, 5.00%, 10/01/32	500	556,290
Springfield College, 5.63%, 10/15/40	500	533,705
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,262,190
Massachusetts State College Building Authority, RB, Series A (AMBAC), 5.00%, 5/01/16 (a)	1,000	1,031,870
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,024,196
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	558,905

		23,555,893
Health — 22.2%
Massachusetts Development Finance Agency, Refunding RB:
Carleton-Willard Village, 5.63%, 12/01/30	500	560,465
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,140,130
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/31	1,000	1,108,460
Caregroup, Series E-1, 5.00%, 7/01/28	500	548,675
Children’s Hospital, Series M, 5.25%, 12/01/39	600	675,354
Children’s Hospital, Series M, 5.50%, 12/01/39	500	568,500
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Health & Educational Facilities Authority, RB (concluded):
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/37	$1,000	$1,052,740
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	536,875
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,100,490

		7,291,689
Housing — 11.3%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	197,707
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.00%, 12/01/30	490	507,116
Series C, 5.35%, 12/01/42	2,000	2,068,940
Series F, 5.70%, 6/01/40	890	934,233

		3,707,996
State — 16.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	925,268
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	500	558,115
Senior Series B, 5.00%, 10/15/41	1,000	1,131,270
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	2,500	2,816,025

		5,430,678
Transportation — 28.7%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 7/01/45	1,000	1,142,620
Commonwealth of Massachusetts, RB, Series A, GAN, 5.00%, 6/15/27	1,000	1,176,910
Commonwealth of Massachusetts, Refunding RB, Bridge Program, Series A, 5.00%, 6/01/38	500	570,145
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,253,829
5.00%, 1/01/37	1,000	1,113,780
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 7/01/42	1,000	1,092,320
Series B, 5.00%, 7/01/45	1,750	1,932,980
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,150,840

		9,433,424
Total Municipal Bonds (Cost — $46,764,309) — 153.9%		50,588,160

Short-Term Securities	Shares
BIF Massachusetts Municipal Money Fund, 0.00% (b)(c)	254,118	254,118
Total Short-Term Securities (Cost — $254,118) — 0.8%		254,118
Total Investments (Cost — $47,018,427) — 154.7%		50,842,278
Other Assets Less Liabilities — 1.6%		522,149
VRDP Shares, at Liquidation Value — (56.3)%		(18,500,000)

Net Assets Applicable to Common Shares — 100.0%		$32,864,427

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BIF Massachusetts Municipal Money Fund	291,104	(36,986)	254,118	—

(c)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(23)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$2,922,438	$11,467

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$11,467	$11,467

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(111,976)	$(111,976)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$16,138	$16,138

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$3,535,324

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	27

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$50,588,160	—	$50,588,160
Short-Term Securities	$254,118	—	—	254,118

Total	$254,118	$50,588,160	—	$50,842,278

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$11,467	—	—	$11,467
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$31,050	—	—	$31,050
Liabilities:
VRDP Shares	—	$(18,500,000)	—	(18,500,000)

Total	$31,050	$(18,500,000)	—	$(18,468,950)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 137.4%
Corporate — 4.0%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,524,015
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	820	878,384
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,340	4,396,507
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	7,050	8,247,654
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	3,340	3,393,406

		18,439,966
County/City/Special District/School District — 26.7%
City of New York New York, GO, Sub-Series D-1:
5.00%, 10/01/33	4,175	4,790,270
Fiscal 2014, 5.00%, 8/01/31	945	1,081,581
City of New York New York, GO, Refunding:
Series I, 5.00%, 8/01/32	490	553,401
Fiscal 2014, Series E, 5.50%, 8/01/25	5,500	6,761,535
Fiscal 2014, Series E, 5.00%, 8/01/32	2,000	2,273,920
Series E, 5.00%, 8/01/30	2,000	2,282,720
City of New York New York, GO, Series A-1, 5.00%, 8/01/35	2,350	2,680,951
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/40	5,000	5,588,650
4.00%, 11/15/45	2,000	1,982,420
5.00%, 11/15/45	9,965	11,084,169
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	1,380	490,107
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	912,296
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,594,395
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,640	6,803,278
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,273,524
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,785,285
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	950	1,069,814
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,395,974
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,924,065
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,342,169
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,102,580
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,153,570
County of Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	2,250	2,704,387
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,350	2,457,160
(AGC), 5.00%, 2/15/47	305	319,628
(AGC), 5.00%, 2/15/47	7,370	7,723,465
(AGM), 5.00%, 2/15/47	7,530	7,891,139
(NPFGC), 4.50%, 2/15/47	11,905	12,362,747
(NPFGC), 5.00%, 2/15/47	1,500	1,568,400
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,937,447
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,423,480
4 World Trade Center Project, 5.75%, 11/15/51	1,755	2,024,182
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	952,428
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,530	3,865,103
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	3,144,113

		123,300,353
Education — 25.5%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	279,193
5.00%, 12/01/32	100	111,593
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,239,371
Build New York City Resource Corp., Refunding RB, Series A, 5.00%, 6/01/43	450	500,832
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	110,757
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	1,775	2,027,884
American Museum of Natural History, 5.00%, 7/01/41	750	848,813
Carnegie Hall, 4.75%, 12/01/39	3,150	3,411,765
Carnegie Hall, 5.00%, 12/01/39	1,850	2,069,243
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,146,748
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,184,864
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	685	778,379
5.00%, 7/01/43	2,480	2,804,756
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	1,240	1,386,233
4.00%, 7/01/39	605	619,320
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,308,110
5.00%, 12/01/36	1,100	1,249,589
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	756,027
5.00%, 7/01/42	445	463,783

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	$300	$353,772
5.38%, 9/01/41	125	138,691
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	556,990
5.25%, 7/01/36	700	767,655
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	568,895
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	819,900
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,054,864
Fordham University, Series A, 5.00%, 7/01/28	175	199,322
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,618,389
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,100,435
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (c)	1,000	1,148,230
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,443,425
New York University, Series B, 5.00%, 7/01/34	400	446,256
New York University, Series B, 5.00%, 7/01/42	3,000	3,377,970
New York University, Series C, 5.00%, 7/01/18 (c)	2,000	2,228,260
Series C, 5.00%, 12/15/16 (c)	1,460	1,540,154
Siena College, 5.13%, 7/01/39	1,345	1,452,775
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	846,698
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,689,720
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,687,995
The New School (AGM), 5.50%, 7/01/43	3,265	3,734,638
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,159,770
Barnard College, Series A, 5.00%, 7/01/34	900	1,022,688
Barnard College, Series A, 4.00%, 7/01/37	850	872,236
Barnard College, Series A, 5.00%, 7/01/43	1,500	1,680,465
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,129,910
Fordham University, 4.13%, 7/01/39	740	761,771
Fordham University, 5.00%, 7/01/44	1,900	2,110,292
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,200	1,322,352
Icahn School of Medicine at Mount Sinai, Series A, 4.00%, 7/01/40	2,000	1,987,440
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/17 (c)	4,500	4,855,275
New York University, Series A, 5.00%, 7/01/31	3,000	3,413,790
New York University, Series A, 5.00%, 7/01/37	4,180	4,714,915
Rochester Institute of Technology, 4.00%, 7/01/31	3,300	3,423,783
Rochester Institute of Technology, 5.00%, 7/01/38	500	551,920
Rochester Institute of Technology, 5.00%, 7/01/42	750	823,545
Rockefeller University, Series B, 4.00%, 7/01/38	1,550	1,617,766
St. John’s University, Series A, 5.00%, 7/01/28	500	567,800
St. John’s University, Series A, 5.00%, 7/01/37	2,400	2,684,496
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,565,490
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,502,309
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,677,725

		117,518,032
Health — 9.9%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	1,982,214
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	568,360
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	1,180	1,267,379
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,874,126
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	460	505,416
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,447,602
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,500,672
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	5,500	5,871,140
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,000	1,003,550
New York University Hospitals Center, Series A, 5.75%, 7/01/31	2,680	3,076,747
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,800	2,062,116
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	1,825	2,107,565
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,031,000
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	706,235
State of New York Dormitory Authority, Refunding RB, Series A:
New York University Hospitals Center, 5.00%, 7/01/17 (c)	1,000	1,078,950
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	2,000	2,188,400
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/32	2,645	2,970,203
North Shore-Long Island Jewish Obligated Group, 5.25%, 5/01/34	7,375	8,144,507

		45,386,182
Housing — 5.3%
City of New York New York Housing Development Corp., RB:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	6,505	7,505,014
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,375	1,547,260
M/F Housing, Series A-1-A, AMT, 5.00%, 11/01/30	750	766,088
M/F Housing, Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,355,158

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
City of New York New York Housing Development Corp., RB (concluded):
M/F Housing, Series C, AMT, 5.00%, 11/01/26	$1,250	$1,253,037
M/F Housing, Series C, AMT, 5.05%, 11/01/36	2,000	2,007,640
M/F Housing, Series H-1, AMT, 4.70%, 11/01/40	1,000	1,022,160
M/F Housing, Series H-2-A, AMT, 5.20%, 11/01/35	835	852,335
M/F Housing, Series H-2-A, AMT, 5.35%, 5/01/41	600	616,920
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,075	1,118,258
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,006,260
State of New York HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,006,000
State of New York Mortgage Agency, Refunding RB, S/F Housing, 143rd Series, AMT:
4.85%, 10/01/27	1,085	1,126,132
(NPFGC), 4.85%, 10/01/27	2,000	2,037,320

		24,219,582
State — 19.8%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,549,230
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,448,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,403,290
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,418,037
Fiscal 2015, Series S-1, 5.00%, 7/15/43	2,980	3,354,705
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	3,750	3,930,487
Series S-2 (NPFGC), 4.25%, 1/15/34	4,000	4,052,040
Metropolitan Transportation Authority, RB, Dedicated Tax Fund, Series A (NPFGC), 5.00%, 11/15/31	7,000	7,344,470
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	2,500	2,825,025
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,540,520
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	8,070	8,696,313
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,359,490
General Purpose, Series B, 5.00%, 3/15/42	4,600	5,122,284
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	276,228
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	4,923,450
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,678,925
State Personal Income Tax, Series A, 5.00%, 2/15/43	495	555,771
State Supported Debt, Series A, 5.00%, 3/15/44	4,850	5,486,126
State of New York Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/17 (c)	450	489,749
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	5,000	5,474,950
Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,007,780
State of New York Thruway Authority, RB:
2nd General Highway & Bridge Trust, Series A (AMBAC), 5.00%, 4/01/16 (c)	8,700	8,943,861
2nd General Highway & Bridge Trust, Series B, 5.00%, 4/01/27	1,000	1,078,140
Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
State of New York Thruway Authority, RB (concluded):
Transportation, Series A, 5.00%, 3/15/32	2,740	3,143,081
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,294,220

		91,396,292
Tobacco — 1.1%
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	1,875	1,791,300
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,495	1,669,571
5.25%, 5/15/40	1,500	1,655,160

		5,116,031
Transportation — 30.2%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,149,520
Series A, 5.00%, 11/15/30	5,500	6,239,365
Series A-1, 5.25%, 11/15/33	1,620	1,861,704
Series A-1, 5.25%, 11/15/34	1,620	1,856,666
Series B, 5.25%, 11/15/44	1,000	1,132,000
Series C, 6.50%, 11/15/28	6,015	7,051,806
Series D, 5.25%, 11/15/41	2,000	2,303,720
Series E, 5.00%, 11/15/38	8,750	9,731,400
Series E, 5.00%, 11/15/43	1,000	1,103,130
Series H, 5.00%, 11/15/25	1,000	1,182,320
Sub-Series B, 5.00%, 11/15/25	1,000	1,181,250
Metropolitan Transportation Authority, Refunding RB, Series D, 5.00%, 11/15/30	885	1,024,556
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,128,055
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,315	1,404,762
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,812,800
Consolidated, 183rd Series, 4.00%, 6/15/44	7,250	7,477,577
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	7,936,566
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,008,080
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	19,827,767
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,108,140
179th Series, 5.00%, 12/01/38	1,390	1,574,397
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	4,000	4,091,240
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,312,550
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	285	288,075
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	819,293
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	2,305	2,614,700
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	1,750	2,025,292
5.00%, 1/01/31	1,000	1,142,470

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
State of New York Thruway Authority, Refunding RB (concluded):
General, Series I, 5.00%, 1/01/37	$4,825	$5,401,298
General, Series I, 5.00%, 1/01/42	4,270	4,673,985
Series J, 5.00%, 1/01/41	5,000	5,556,900
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	7,400	3,948,714
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,141,910
General, Series A, 5.25%, 11/15/45	1,280	1,486,938
General, Series A, 5.00%, 11/15/50	3,000	3,346,530
Series C, 5.00%, 11/15/38	1,385	1,520,882
Sub-Series A, 5.00%, 11/15/28	2,500	2,890,700
Sub-Series A, 5.00%, 11/15/29	875	1,004,937

		139,361,995
Utilities — 14.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	3,500	3,614,555
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,709,760
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,139,840
Fiscal 2011, Series GG, 5.00%, 6/15/43	2,070	2,290,724
Series DD, 5.00%, 6/15/32	5,750	6,306,025
Long Island Power Authority, RB, General, Series A (AGM), 5.00%, 5/01/36	2,375	2,618,153
Long Island Power Authority, Refunding RB, Electric Systems:
Series A (AGC), 5.75%, 4/01/39	1,000	1,137,410
General, Series A, 5.00%, 9/01/44	1,285	1,411,894
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,731,600
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,600,240
New York City Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	2,250	2,573,708
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	3,170	3,647,085
State of New York Environmental Facilities Corp., Refunding RB:
Series A, 5.00%, 6/15/40	1,545	1,782,683
Series A, 5.00%, 6/15/45	7,935	9,083,829
Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	3,200	3,619,424
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,880,905
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	15,490	17,577,587
Western Nassau County Water Authority, RB, Series A:
3.25%, 4/01/33	1,000	952,160
5.00%, 4/01/40	1,065	1,188,572

		68,866,154
Total Municipal Bonds in New York		633,604,587

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,311,194

Municipal Bonds	Par (000)	Value
Puerto Rico — 0.8%
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,471,501

U.S. Virgin Islands — 1.4%
State — 1.4%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	6,260	6,639,607
Total Municipal Bonds — 139.9%		645,026,889

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 22.8%
County/City/Special District/School District — 5.6%
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	10,000	11,421,200
Sub-Series I-1, 5.00%, 3/01/36	2,500	2,810,800
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,846,284
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	6,000	6,836,142
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,974,304

		25,888,730
Education — 4.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,267,586
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
5.25%, 7/01/29	5,000	5,582,950
5.00%, 7/01/35	4,448	5,052,888
State of New York Dormitory Authority, RB, New York University, Series A (c):
5.00%, 7/01/18	5,498	6,126,147
(AMBAC), 5.00%, 7/01/17	2,999	3,235,391

		22,264,962
State — 5.1%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	7,380	8,704,932
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	5,000	5,729,700
State of New York Dormitory Authority, RB, Series C:
General Purpose, 5.00%, 3/15/41	2,500	2,824,125
Mental Health Services Facilities, AMT (AGM), 5.40%, 2/15/33	5,458	6,012,286

		23,271,043
Transportation — 4.0%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,153,387
State of New York Thruway Authority, Refunding RB, General, Series H (AGM), 5.00%, 1/01/37	8,500	9,155,095

		18,308,482

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Utilities — 3.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	$4,004	$4,487,117
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	8,189,458
Series FF-2, 5.50%, 6/15/40	2,400	2,738,983

		15,415,558
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.8%		105,148,775
Total Long-Term Investments (Cost — $703,358,892) — 162.7%		750,175,664
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (f)(g)	3,034,667	3,034,667
Total Short-Term Securities (Cost — $3,034,667) — 0.6%		3,034,667
Total Investments (Cost — $706,393,559) — 163.3%		753,210,331
Other Assets Less Liabilities — 1.1%		4,873,876
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.6)%		(53,324,795)
VRDP Shares, at Liquidation Value — (52.8)%		(243,600,000)

Net Assets Applicable to Common Shares — 100.0%		$461,159,412

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $8,472,764.

(f)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income	Realized Gains
BIF New York Municipal Money Fund	8,416,390	(5,381,723)	3,034,667	—	$97

(g)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(331)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$42,057,688	$60,146

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$60,146	$60,146

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	33

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(1,462,314)	$(1,462,314)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$156,547	$156,547

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$52,848,809

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$750,175,664	—	$750,175,664
Short-Term Securities	$3,034,667	—	—	3,034,667

Total	$3,034,667	$750,175,664	—	$753,210,331

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$60,146	—	—	$60,146
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$446,850	—	—	$446,850
Liabilities:
TOB Trust Certificates	—	$(53,308,436)	—	(53,308,436)
VRDP Shares	—	(243,600,000)	—	(243,600,000)

Total	$446,850	$(296,908,436)	—	$(296,461,586)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 137.3%
Corporate — 11.3%
County of Middlesex New Jersey, Refunding, COP, Civic Square IV Redevelopment, 5.00%, 10/15/31	$440	$518,126
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	560	27,216
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	826,800
New Jersey EDA, RB, AMT Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,550	1,734,218
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	500	567,985
Series B, 5.60%, 11/01/34	395	444,284

		4,118,629
County/City/Special District/School District — 21.3%
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	254,799
5.00%, 1/15/28	110	121,171
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	610	611,116
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	508,040
5.50%, 10/01/29	790	1,009,185
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	881,456
County of Mercer Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	235	266,224
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	280	310,386
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	758,042
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	265	300,327
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,733,705

		7,754,451
Education — 29.9%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	100	102,383
The Team Academy Charter School Project, 6.00%, 10/01/33	455	513,618
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (c)	215	219,597
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	635	649,319
Montclair State University, Series J, 5.25%, 7/01/38	180	196,423
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,010	1,098,728
Georgian Court University, Series D, 5.00%, 7/01/33	150	157,683
Kean University, Series A, 5.50%, 9/01/36	700	790,377
Montclair State University, Series A, 5.00%, 7/01/44	1,600	1,757,968
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	234,709
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Ramapo College, Series B, 5.00%, 7/01/42	$85	$91,907
Seton Hall University, Series D, 5.00%, 7/01/38	105	114,951
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	450	554,261
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,024,635
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	640	702,464
Series 1A, 5.00%, 12/01/25	120	126,446
Series 1A, 5.00%, 12/01/26	90	94,637
Series 1A, 5.25%, 12/01/32	300	322,020
Student Loan, Series 1A, 5.13%, 12/01/27	220	231,790
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	500	553,150
5.00%, 7/01/45	220	242,431
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	985	1,098,984

		10,878,481
Health — 9.9%
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	135	137,498
Seabrook Village, Inc. Facility, 5.25%, 11/15/16 (d)	470	496,578
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	240	254,412
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	263,299
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	442,356
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	723,375
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	500	515,110
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	180	204,692
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	505	568,812

		3,606,132
Housing — 2.9%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	387,916
S/F Housing, Series AA, 6.38%, 10/01/28	285	295,927
S/F Housing, Series AA, 6.50%, 10/01/38	60	62,257
S/F Housing, Series CC, 5.00%, 10/01/34	285	296,639

		1,042,739
State — 27.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	870	859,690
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (e)	4,000	2,746,720
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	589,810
School Facilities Construction 5.00%, 9/01/16 (d)	50	52,330
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	645	739,112
School Facilities Construction (AGC), 5.50%, 12/15/34	355	391,313

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	35

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	$255	$269,295
Cigarette Tax, 5.00%, 6/15/29	500	525,795
Cigarette Tax (AGM), 5.00%, 6/15/22	750	847,207
School Facilities Construction, Series AA, 5.50%, 12/15/29	500	523,585
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,295	1,338,875
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	500	534,405
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	200	208,624
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	395	448,432

		10,075,193
Transportation — 33.4%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	276,230
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,456,587
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,175	1,300,044
Series A, 5.00%, 1/01/43	500	550,635
Series E, 5.25%, 1/01/40	370	406,567
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	1,250	507,900
Transportation Program, Series AA, 5.25%, 6/15/33	955	984,462
Transportation System, 6.00%, 12/15/38	325	354,448
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,406,210
Transportation System, Series A, 5.88%, 12/15/38	555	600,066
Transportation System, Series A, 5.50%, 6/15/41	830	859,847
Transportation System, Series A (AGC), 5.63%, 12/15/28	200	227,612
Transportation System, Series AA, 5.50%, 6/15/39	425	445,800
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	523,053
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	525	579,038
166th Series, 5.25%, 7/15/36	500	564,145
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,102,320

		12,144,964
Utilities — 0.9%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	650	323,746
Total Municipal Bonds — 137.3%		49,944,335
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey — 22.4%
County/City/Special District/School District — 5.3%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	1,932,600
Education — 3.0%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,100,487
State — 3.2%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	329	386,321
6.00%, 12/15/34	671	759,709

		1,146,030
Transportation — 10.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	619,872
Series B, 5.25%, 6/15/36 (g)	1,000	1,025,161
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,500	1,623,825
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	682,608

		3,951,466
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.4%		8,130,583
Total Long-Term Investments (Cost — $54,304,948) — 159.7%		58,074,918

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.01% (h)(i)	954,370	954,370
Total Short-Term Securities (Cost — $954,370) — 2.6%		954,370
Total Investments (Cost — $55,259,318) — 162.3%		59,029,288
Other Assets Less Liabilities — 1.5%		568,053
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.4)%		(4,520,956)
VRDP Shares, at Liquidation Value — (51.4)%		(18,700,000)

Net Assets Applicable to Common Shares — 100.0%		$36,376,385

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $776,985.

(h)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income	Realized Gains
BIF New Jersey Municipal Money Fund	59,409	894,961	954,370	$36	$393

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(34)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$4,320,125	$16,951

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$16,951	$16,951

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(136,802)	$(136,802)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$21,835	$21,835

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$5,096,078

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	37

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$58,074,918	—	$58,074,918
Short-Term Securities	$954,370	—	—	954,370

Total	$954,370	$58,074,918	—	$59,029,288

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$16,951	—	—	$16,951

[1]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$45,900	—	—	$45,900
Liabilities:
TOB Trust Certificates	—	$(4,519,518)	—	(4,519,518)
VRDP Shares	—	(18,700,000)	—	(18,700,000)

Total	$45,900	$(23,219,518)	—	$(23,173,618)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 137.9%
Corporate — 10.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$100	$105,960
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (b)	750	797,445
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)	1,000	1,061,090
British Airways PLC Project, 5.25%, 12/01/32	250	250,750
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	739,128
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	111,391
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	500	506,510
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	375	377,640
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	480	487,421

		4,437,335
County/City/Special District/School District — 39.9%
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	245	280,410
Series A-1, 4.75%, 8/15/25	500	549,010
Series D, 5.38%, 6/01/32	15	15,062
Series G-1, 6.25%, 12/15/31	5	5,823
Sub-Series G-1, 6.25%, 12/15/18 (c)	245	287,542
Sub-Series G-1, 5.00%, 4/01/29	250	287,043
Sub-Series I-1, 5.38%, 4/01/36	450	508,509
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	455	559,363
Series J, 5.00%, 8/01/32	1,620	1,843,268
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	900	1,005,957
4.00%, 11/15/45	500	495,605
5.00%, 11/15/45	670	745,248
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (d)	4,155	1,331,428
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (d)	2,000	584,640
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	500	152,835
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	950	252,510
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	114,037
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	325	332,563
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	250	255,555
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	180,255
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	200	228,188
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of Yonkers, GO, Refunding Series B (AGM), 5.00%, 8/01/23	$100	$118,419
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	650	679,640
(AGM), 5.00%, 2/15/47	750	785,970
(NPFGC), 4.50%, 2/15/47	790	820,375
(NPFGC), 5.00%, 2/15/47	465	486,204
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,512,958
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	322,070
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	120	126,125
4 World Trade Center Project, 5.00%, 11/15/31	750	849,757
4 World Trade Center Project, 5.75%, 11/15/51	340	392,149
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	344,381
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	550	602,212
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	561,444

		17,616,555
Education — 35.4%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	140	147,440
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	200	203,156
Build NYC Resource Corp., Refunding RB:
5.00%, 6/01/32	450	508,504
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	280,242
Packer Collegiate Institute Project, 5.00%, 6/01/40	310	341,918
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	276,105
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	110	125,672
Carnegie Hall, 4.75%, 12/01/39	400	433,240
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	610	681,620
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	282,257
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	60	63,230
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A:
5.00%, 7/01/31	500	554,540
5.00%, 7/01/41	500	544,470
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	134,152
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	200	211,466

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	$100	$111,398
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	160	180,581
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/34	105	118,206
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	343,782
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,282
New York University, Series 1 (AMBAC, BHAC), 5.50%, 7/01/31	245	302,996
New York University, Series B, 5.00%, 7/01/42	500	562,995
Series C, 5.00%, 12/15/16 (c)	155	163,510
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	165,998
Teachers College, Series B, 5.00%, 7/01/42	1,800	1,968,480
Touro College & University System, Series A, 5.25%, 1/01/34	250	270,920
Touro College & University System, Series A, 5.50%, 1/01/39	500	536,835
University of Rochester, Series A, 5.13%, 7/01/39	215	240,684
University of Rochester, Series A, 5.75%, 7/01/39	175	199,236
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	100	113,632
Brooklyn Law School, 5.75%, 7/01/33	125	139,759
Cornell University, Series A, 5.00%, 7/01/40	150	169,486
Fordham University, 5.00%, 7/01/44	340	377,631
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	400	440,784
Icahn School of Medicine at Mount Sinai, Series A, 4.00%, 7/01/40	100	99,372
New York University, Series A, 5.00%, 7/01/37	445	501,947
New York University, Series A, 5.00%, 7/01/42	1,750	1,970,482
Skidmore College, Series A, 5.00%, 7/01/28	250	284,745
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	410,732
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	408,051
Teachers College, 5.50%, 3/01/39	350	392,140

		15,610,676
Health — 17.5%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	558,130
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	401,471
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	150	150,122
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	370	397,398
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	319,052
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	200	212,632
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	80	87,898
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	$260	$265,372
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,112,709
Series B, 6.00%, 11/01/30	200	227,092
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	531,155
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,601
Mental Health Services (AGM), 5.00%, 2/15/22	330	366,554
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	213,057
New York University Hospitals Center, Series A, 5.75%, 7/01/31	220	252,569
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (c)	500	581,890
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	307,281
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	355,531
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,094,200
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	277,410

		7,717,124
Housing — 4.9%
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	847,992
5.00%, 7/01/33	250	281,320
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	520,120
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	505,440

		2,154,872
State — 4.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2015, Series S-1, 5.00%, 7/15/43	250	281,435
State of New York, GO, Series A, 5.00%, 2/15/39	250	278,530
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	80	91,769
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,132,690
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	288,797

		2,073,221
Tobacco — 1.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	200	205,142
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	75	71,652

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Tobacco (concluded)
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	$170	$187,585

		464,379
Transportation — 17.2%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	250	279,785
Series C, 6.50%, 11/15/28	700	820,659
Series D, 5.25%, 11/15/41	1,000	1,151,860
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	250	291,228
Series D, 5.25%, 11/15/31	250	289,845
Series D, 5.25%, 11/15/32	170	195,894
Series F, 5.00%, 11/15/30	500	578,845
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	581,170
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	169,899
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	511,405
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	150	154,170
Port Authority of New York & New Jersey, Refunding RB:
178th Series, AMT, 5.00%, 12/01/32	270	300,016
Consolidated, 189th Series, 5.00%, 5/01/45	575	652,257
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/37	500	559,720
General, Series I, 5.00%, 1/01/42	140	153,245
Series J, 5.00%, 1/01/41	250	277,845
Triborough Bridge & Tunnel Authority, RB, General, Series A, 5.25%, 11/15/45	275	319,459
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (d):
Sub-Series A, 0.00%, 11/15/32	170	90,085
General, Series B, 0.00%, 11/15/32	400	213,444

		7,590,831
Utilities — 7.2%
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	500	598,650
Series A (AGM), 5.00%, 5/01/36	225	248,035
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	100	110,633
New York City Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	250	285,967
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	669,978
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,115	1,265,269

		3,178,532
Total Municipal Bonds in New York		60,843,525

Puerto Rico — 0.6%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	250	262,992
Total Municipal Bonds — 138.5%		61,106,517

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 19.8%
County/City/Special District/School District — 7.3%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	$250	$281,080
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	923,142
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	700	797,550
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,196,559

		3,198,331
State — 1.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	554,959
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	300,780

		855,739
Transportation — 3.2%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	719,189
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	600	694,632

		1,413,821
Utilities — 7.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	405	453,753
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,133,738
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,665,781

		3,253,272
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.8%		8,721,163
Total Long-Term Investments (Cost — $64,399,254) — 158.3%		69,827,680

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	1,383,932	1,383,932
Total Short-Term Securities (Cost — $1,383,932) — 3.1%		1,383,932
Total Investments (Cost — $65,783,186) — 161.4%		71,211,612
Other Assets Less Liabilities — 0.2%		71,551
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.5)%		(5,072,123)
VRDP Shares, at Liquidation Value — (50.1)%		(22,100,000)

Net Assets Applicable to Common Shares — 100.0%		$44,111,040

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	41

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is 370,682.

(g)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BIF New York Municipal Money Fund	426,743	957,189	1,383,932	—

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(41)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$5,209,563	$7,450

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$7,450	$7,450

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(117,441)	$(117,441)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$15,307	$15,307

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$6,499,242

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$69,827,680	—	$69,827,680
Short-Term Securities	$1,383,932	—	—	1,383,932

Total	$1,383,932	$69,827,680	—	$71,211,612

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$7,450	—	—	$7,450

[1]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/
or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$55,350	—	—	$55,350
Liabilities:
TOB Trust Certificates	—	$(5,070,215)	—	(5,070,215)
VRDP Shares	—	(22,100,000)	—	(22,100,000)

Total	$55,350	$(27,170,215)	—	$(27,114,865)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	43

Schedule of Investments August 31, 2015	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 121.0%
Corporate — 0.5%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$165	$176,748
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	250	292,470

		469,218
County/City/Special District/School District — 21.4%
City of New York New York, GO, Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	440	503,593
City of New York New York, GO, Refunding, Series E:
Fiscal 2014, 5.50%, 8/01/25	830	1,020,377
5.00%, 8/01/30	1,000	1,141,360
City of New York New York, GO, Series A-1, 5.00%, 8/01/35	200	228,166
City of New York New York Convention Center Development Corp., Refunding RB:
5.00%, 11/15/40	960	1,073,021
4.00%, 11/15/45	1,000	991,210
5.00%, 11/15/45	1,000	1,112,310
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,055,663
5.00%, 7/01/33	400	450,112
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,000	355,150
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	171,056
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	425	484,900
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	590	691,598
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	200	230,714
(AGM), 5.75%, 5/01/17 (b)	1,000	1,085,040
County of Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	750	901,462
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	1,000	1,139,450
5.00%, 2/15/47	500	522,800
(AGC), 5.00%, 2/15/47	1,250	1,309,950
(AGM), 5.00%, 2/15/47	750	785,970
(NPFGC), 4.50%, 2/15/47	1,000	1,038,450
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,133,010
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,382,337
4 World Trade Center Project, 5.75%, 11/15/51	545	628,592
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,183,809

		20,620,100
Education — 34.1%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens, Series A, 5.00%, 6/01/38	250	280,243
Ethical Culture Fieldston School Project, 5.00%, 6/01/33	300	338,208
Ethical Culture Fieldston School Project, 5.00%, 6/01/35	350	392,420
Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Build NYC Resource Corp., Refunding RB (concluded):
Packer Collegiate Institute Project, 5.00%, 6/01/40	$690	$761,042
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	195,288
4.00%, 12/01/34	130	130,894
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	440	502,687
American Museum of Natural History, Series A, 5.00%, 7/01/41	500	565,875
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	770,707
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	454,284
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,645	1,838,139
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,500	1,615,785
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	554,540
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	447,172
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	190,328
5.00%, 7/01/42	115	119,854
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	564,975
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	278,495
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,137,790
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,093,200
5.00%, 7/01/44	500	541,905
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/34	310	348,989
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	687,564
State of New York Dormitory Authority, RB:
Barnard College, Series A, 5.00%, 7/01/43	2,960	3,316,118
Barnard College, Refunding, Series A, 5.00%, 7/01/34	200	227,264
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	348,282
Fordham University, Series A, 5.00%, 7/01/28	500	569,490
Icahn School of Medicine, 5.00%, 7/01/35	1,600	1,763,136
Icahn School of Medicine, 4.00%, 7/01/40	225	223,587
New York University, Series B, 5.00%, 7/01/37	500	563,985
New York University, Series C, 5.00%, 7/01/18 (b)	1,000	1,114,130
Rochester Institute of Technology, 5.00%, 7/01/40	550	619,564
Series C, 5.00%, 12/15/16 (b)	945	996,880
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	675,888

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, RB (concluded):
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	$1,000	$1,125,330
Teachers College, Series B, 5.00%, 7/01/42	500	546,800
The New School (AGM), 5.50%, 7/01/43	350	400,344
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 4.00%, 7/01/36	190	196,080
Cornell University, Series A, 5.00%, 7/01/40	250	282,478
Fordham University, 4.13%, 7/01/39	330	339,709
Fordham University, 5.00%, 7/01/44	640	710,835
New York University, Series A, 5.00%, 7/01/37	745	840,338
Pratt Institute, Series A, 5.00%, 7/01/44	500	547,785
Rochester Institute of Technology, 4.00%, 7/01/32	395	406,652
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,760,280
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	600	699,516
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	506,695
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	310	348,989

		32,940,539
Health — 13.7%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	558,130
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	571,945
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	850	912,942
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	841,138
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	164,809
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	966,868
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	1,250	1,334,350
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,601
Mental Health Services (AGM), 5.00%, 2/15/22	985	1,094,108
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,601
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (b)	5	5,601
New York University Hospitals Center, Series A, 6.00%, 7/01/40	250	286,405
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	515,500
State of New York Dormitory Authority, Refunding RB:
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (b)	500	539,475
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	750	820,650
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	1,840	2,031,986
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
State of New York Dormitory Authority, Refunding RB (concluded):
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/43	$1,600	$1,756,752
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	814,567

		13,226,428
Housing — 1.4%
City of New York New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 7/01/30	750	873,825
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	520,120

		1,393,945
State — 12.6%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,134,430
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	850	890,910
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/34	540	610,205
Sub-Series B-1, 5.00%, 11/15/31	750	851,348
Sales Tax Asset Receivable Corp., Refunding RB, Series A, Fiscal 2015:
5.00%, 10/15/31	750	884,648
4.00%, 10/15/32	1,495	1,611,027
State of New York Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	1,000	1,119,830
5.00%, 3/15/42	1,400	1,558,956
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	1,000	1,094,990
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	367,075
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	250	283,173
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	500	577,595
5.00%, 3/15/32	1,000	1,147,110

		12,131,297
Tobacco — 0.3%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed Bonds, 5.25%, 5/15/40	290	319,998
Transportation — 23.5%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	660,974
Series A-1, 5.25%, 11/15/34	270	309,444
Series C, 6.50%, 11/15/28	750	879,277
Series D, 5.25%, 11/15/41	2,000	2,303,720
Series E, 5.00%, 11/15/38	650	722,904
Series H, 5.00%, 11/15/25	1,500	1,773,480
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/31	750	869,535
Port Authority of New York & New Jersey, ARB, Consolidated, 183rd Series, 4.00%, 6/15/44	1,500	1,547,085
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	277,502

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	$860	$975,550
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM) (NPFGC), 5.00%, 1/01/37	4,000	4,308,280
Series I, 5.00%, 1/01/37	1,500	1,679,160
Series I, 5.00%, 1/01/42	425	465,209
Series K, 5.00%, 1/01/32	750	854,258
Triborough Bridge & Tunnel Authority, RB, General, Series A, 5.25%, 11/15/45	370	429,818
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	1,250	667,013
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,148,240
Series C, 5.00%, 11/15/38	1,000	1,098,110
Sub-Series A, 5.00%, 11/15/29	1,485	1,705,522

		22,675,081
Utilities — 13.5%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,142,610
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,143,870
Series DD, 5.00%, 6/15/32	1,100	1,206,370
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,197,300
Series A (AGM), 5.00%, 5/01/36	500	551,190
Long Island Power Authority, Refunding RB, Electric Systems, Series A:
(AGC), 5.75%, 4/01/39	1,690	1,922,223
General, 5.00%, 9/01/44	310	340,612
General (AGC), 6.00%, 5/01/33	2,000	2,308,800
State of New York Environmental Facilities Corp., RB, 5.00%, 9/15/40	635	730,567
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,116,630
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,000	1,134,770
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	250	279,008

		13,073,950
Total Municipal Bonds in New York		116,850,556

Puerto Rico — 1.8%
Housing — 1.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,650	1,735,750

U.S. Virgin Islands — 1.0%
State — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	890	943,970
Total Municipal Bonds — 123.8%		119,530,276
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York — 34.7%
County/City/Special District/School District — 9.9%
City of New York New York, GO:
Fiscal 2015, Series B, 4.00%, 8/01/32	$1,790	$1,864,965
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (d)	1,000	1,142,120
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,148,170
Sub-Series I-1, 5.00%, 3/01/36	250	281,080
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,769,426
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,376,024

		9,581,785
Education — 5.2%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,270,961
State of New York Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/17 (b)	2,499	2,696,159

		4,967,120
State — 4.2%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,800	2,050,843
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,167,735
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	847,237

		4,065,815
Transportation — 5.0%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,989,787
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	926,176

		4,915,963
Utilities — 10.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	495	554,588
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,575,301
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,232,146
Series FF-2, 5.50%, 6/15/40	405	462,203
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	3,719	4,220,061

		10,044,299
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.7%		33,574,982
Total Long-Term Investments (Cost — $142,988,010) — 158.5%		153,105,258

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (e)(f)	767,884	$767,884
Total Short-Term Securities (Cost — $767,884) — 0.8%		767,884
Total Investments (Cost — $143,755,894) — 159.3%		153,873,142
Other Assets Less Liabilities — 1.3%		1,310,010
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.7)%		(18,096,471)
VRDP Shares, at Liquidation Value — (41.9)%		(40,500,000)

Net Assets Applicable to Common Shares — 100.0%		$96,586,681

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019, is $1,482,732.

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income	Realized Gains
BIF New York Municipal Money Fund	2,433,429	(1,665,545)	767,884	—	$79

(f)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(78)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$9,910,875	$14,173

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$14,173	$14,173

[1] Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	47

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(288,291)	$(288,291)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$33,496	$33,496

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$12,711,410

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$153,105,258	—	$153,105,258
Short-Term Securities	$767,884	—	—	767,884

Total	$767,884	$153,105,258	—	$153,873,142

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$14,173	—	—	$14,173

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$105,300	—	—	$105,300
Liabilities:
TOB Trust Certificates	—	$(18,091,015)	—	(18,091,015)
VRDP Shares	—	(40,500,000)	—	(40,500,000)

Total	$105,300	$(58,591,015)	—	$(58,485,715)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 144.3%
Corporate — 12.4%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$140	$148,344
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (b)	1,600	1,701,216
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)	1,500	1,591,635
British Airways PLC Project, 5.25%, 12/01/32	500	501,500
City of New York New York Industrial Development Agency, RB, JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	500	500,895
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	330	353,496
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	222,782
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,532,550
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	650	760,422
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	625	629,400
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	680	690,513

		9,632,753
County/City/Special District/School District — 38.3%
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	549,010
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	789,726
Series G-1, 6.25%, 12/15/31	5	5,823
Sub-Series G-1, 6.25%, 12/15/18 (c)	245	287,542
Sub-Series I-1, 5.38%, 4/01/36	450	508,509
Refunding Series A, 5.00%, 8/01/30	1,700	1,983,373
City of New York New York, GO, Refunding, Series E:
5.50%, 8/01/25	1,280	1,573,594
5.00%, 8/01/30	500	570,680
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,000	1,117,730
4.00%, 11/15/45	400	396,484
5.00%, 11/15/45	1,840	2,046,650
City of New York New York Industrial Development Agency, RB:
PILOT, CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (d)	500	220,510
PILOT, CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,750	534,923
PILOT, CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	500	132,900
PILOT, Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	114,037
PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	511,635
PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	500	511,110
PILOT, Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	515,015
PILOT, Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	400	411,896
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	$350	$385,669
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	923,142
Sub-Series B-1, 5.00%, 11/01/36	340	387,090
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	531,520
City of Yonkers, GO, Refunding Series B (AGM), 5.00%, 8/01/23	100	118,419
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	280	308,722
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	1,550	1,766,147
5.00%, 2/15/47	2,850	2,979,960
(AGM), 5.00%, 2/15/47	850	890,766
(NPFGC), 4.50%, 2/15/47	1,110	1,152,679
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,568,994
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	565,035
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	200	210,208
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,133,010
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,382,337
4 World Trade Center Project, 5.75%, 11/15/51	670	772,765
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,204,423
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	744,993

		29,807,026
Education — 26.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	275	289,613
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	400	406,312
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	280,243
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	552,210
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	440	502,687
Carnegie Hall, 4.75%, 12/01/39	700	758,170
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,295	1,447,046
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	564,515
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	125	131,730
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,000	1,109,080

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	$240	$268,303
4.00%, 7/01/39	120	122,840
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	350	370,065
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	176,886
5.38%, 9/01/41	650	721,194
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	501,291
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	400	451,452
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	300	343,782
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	580,470
Fordham University, Series A, 5.50%, 7/01/36	150	176,552
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	800	881,568
Icahn School of Medicine at Mount Sinai, Series A, 4.00%, 7/01/40	225	223,587
Series C, 5.00%, 12/15/16 (c)	315	332,293
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	276,663
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	753,971
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,300,416
University of Rochester, Series A, 5.13%, 7/01/39	250	279,865
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	150	170,448
Barnard College, Series A, 4.00%, 7/01/36	165	170,280
Brooklyn Law School, 5.75%, 7/01/33	250	279,518
Fordham University, 5.00%, 7/01/44	640	710,835
New York University, Series A, 5.00%, 7/01/37	600	676,782
Rochester Institute of Technology, 5.00%, 7/01/38	690	761,650
Skidmore College, Series A, 5.25%, 7/01/29	200	232,564
Skidmore College, Series A, 5.25%, 7/01/31	300	348,846
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,431,694
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	816,102
Teachers College, 5.50%, 3/01/39	650	728,260
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	210	236,412

		20,366,195
Health — 16.2%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	338,721
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	250	250,203
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	180	195,586
5.00%, 12/01/37	250	268,512
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	$1,425	$1,653,271
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	350	372,106
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	164,810
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	450	459,297
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	966,868
Series B, 6.00%, 11/01/30	150	170,319
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	531,155
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	500	555,705
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	318,045
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	287,915
New York University Hospitals Center, Series A, 5.75%, 7/01/31	425	487,917
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	137,747
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	564,335
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (c)	1,000	1,078,950
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/43	1,200	1,317,564
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,094,200
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	814,567
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	554,820

		12,582,613
Housing — 5.8%
City of New York New York Housing Development Corp., RB:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	915	1,055,663
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	400	450,112
M/F Housing, Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,448,741
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	520,120
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	1,010,880

		4,485,516
State — 9.7%
City of New York New York Transitional Finance Authority, BARB, Series S-1:
Fiscal 2013, 4.00%, 7/15/42	1,000	1,025,350
Fiscal 2015, 5.00%, 7/15/43	500	562,870

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	$750	$851,347
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	350	377,164
State of New York, GO, Series A, 5.00%, 2/15/39	500	557,060
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/37	1,070	1,198,218
Series B, 5.00%, 3/15/42	1,000	1,113,540
Series C, 5.00%, 3/15/34	1,000	1,145,630
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	160	183,538
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	577,595

		7,592,312
Tobacco — 1.2%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	400	410,284
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	250	238,840
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	230	253,791

		902,915
Transportation — 20.0%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	309,444
Series C, 6.50%, 11/15/28	750	879,277
Series E, 5.00%, 11/15/38	1,000	1,112,160
Series H, 5.00%, 11/15/25	500	591,160
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	1,500	1,736,535
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	570,785
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,162,340
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
146th Series (AGM), 4.50%, 12/01/34	750	767,108
147th Series, 4.75%, 4/15/37	500	513,900
177th Series, 4.00%, 1/15/43	480	485,179
178th Series, 5.00%, 12/01/43	430	469,728
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	860	975,550
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/37	1,735	1,942,228
General, Series I, 5.00%, 1/01/42	1,030	1,127,448
Series J, 5.00%, 1/01/41	1,000	1,111,380
Triborough Bridge & Tunnel Authority, RB, General, Series A:
5.25%, 11/15/45	370	429,818
5.00%, 11/15/50	500	557,755
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (d):
General, Series B, 0.00%, 11/15/32	1,000	533,610
Sub-Series A, 0.00%, 11/15/32	505	267,605

		15,543,010
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 14.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	$500	$516,365
Long Island Power Authority, RB:
CAB, Electric System, Series A (AGM), 0.00%, 6/01/28 (d)	3,515	2,333,222
General, Electric Systems, Series C (CIFG), 5.25%, 9/01/29	1,000	1,197,300
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	500	553,165
New York City Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,500	1,715,805
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Series B, Revolving Funds, 5.00%, 6/15/36	350	395,875
State Clean Water and Drinking Water Revolving Finance Authority Projects, Series A, 5.00%, 6/15/37	1,500	1,645,470
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,690	3,052,531

		11,409,733
Total Municipal Bonds in New York		112,322,073

Multi-State — 2.9%
Housing — 2.9%
Centerline Equity Issuer Trust (a)(e):
Series A-4-2, 6.00%, 5/15/19	1,000	1,128,150
Series B-3-2, 6.30%, 5/15/19	1,000	1,137,530
Total Municipal Bonds in Multi-State		2,265,680

Puerto Rico — 1.3%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,051,970
Total Municipal Bonds — 148.5%		115,639,723

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 13.6%
County/City/Special District/School District — 0.7%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	562,160
Education — 0.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	510	584,075
State — 3.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,442,893
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	300,780
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,129,650

		2,873,323

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	51

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
Transportation — 4.4%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$1,995	$2,277,432
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,137,240

		3,414,672
Utilities — 4.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	240	268,891
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,717,785
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,116,073

		3,102,749
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.6%		10,536,979
Total Long-Term Investments (Cost — $116,472,096) — 162.1%		126,176,702
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (g)(h)	1,485,545	$1,485,545
Total Short-Term Securities (Cost — $1,485,545) — 1.9%		1,485,545
Total Investments (Cost — $117,957,641) — 164.0%		127,662,247
Other Assets Less Liabilities — 0.6%		488,193
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.6)%		(5,896,455)
VRDP Shares, at Liquidation Value — (57.0)%		(44,400,000)

Net Assets Applicable to Common Shares — 100.0%		$77,853,985

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income	Realized Gains
BIF New York Municipal Money Fund	863,476	622,069	1,485,545	—	$90

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(64)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$8,132,000	$11,629

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$11,629	$11,629

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(208,916)	$(208,916)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$25,431	$25,431

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$10,449,344

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$126,176,702	—	$126,176,702
Short-Term Securities	$1,485,545	—	—	1,485,545

Total	$1,485,545	$126,176,702	—	$127,662,247

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$11,629	—	—	$11,629
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$86,400	—	—	$86,400
Liabilities:
TOB Trust Certificates	—	$(5,895,307)	—	(5,895,307)
VRDP Shares	—	(44,400,000)	—	(44,400,000)

Total	$86,400	$(50,295,307)	—	$(50,208,907)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	53

Schedule of Investments August 31, 2015	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 124.3%
Corporate — 2.1%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$527,170
County/City/Special District/School District — 25.8%
Cherry Hill Community Development Authority, Special Assessment, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	253,842
City of Norfolk Virginia, GO, Refunding, Capital Improvement, Series A, 5.00%, 8/01/38	500	563,980
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	500	567,210
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/42	1,000	1,113,970
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/37	1,000	1,115,990
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,606,110
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	496,655
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	284,180
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	100	103,496
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	360	423,868

		6,529,301
Education — 19.3%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	398,069
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	100	100,611
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,122,480
Marymount University Project, Series A, 5.00%, 7/01/45	400	402,444
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	596,005
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,209,020
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	573,510
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	496,525

		4,898,664
Health — 33.5%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,192,320
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/27	1,000	1,046,530
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	509,440
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 5/15/44	1,000	1,115,650
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	500	511,290
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	150,568
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	250	243,860
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	883,205
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Health (concluded)
Roanoke EDA, Refunding RB (concluded):
Carilion Health System (AGM), 5.00%, 7/01/20 (b)	5	5,843
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	540,847
Winchester EDA, Refunding RB, Valley Health System Obligation:
5.00%, 1/01/44	1,000	1,098,120
Series A, 5.00%, 1/01/44	400	438,480
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/19 (b)	650	747,383

		8,483,536
Housing — 9.7%
Virginia HDA, RB:
M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	750	800,175
M/F Rental Housing, Series B, 5.63%, 6/01/39	1,000	1,059,220
M/F Rental Housing, Series F, 5.25%, 10/01/38	250	270,770
Remarketing, S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	350	339,143

		2,469,308
State — 8.2%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	1,000	1,097,760
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
5.25%, 8/01/18 (b)	500	562,515
4.00%, 8/01/36	405	417,697

		2,077,972
Transportation — 25.2%
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 7/15/22	500	554,650
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,260	1,452,440
Virginia Port Authority, RB, 5.00%, 7/01/36	500	566,920
Virginia Port Authority, Refunding RB, 5.00%, 7/01/40	500	553,905
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18 (b)	880	991,575
5.00%, 11/01/33	1,015	1,118,195
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,000	1,141,580

		6,379,265
Utilities — 0.5%
Virginia Resources Authority, RB, 5.00%, 11/01/18 (b)	105	118,313
Total Municipal Bonds in Virginia		31,483,529

District of Columbia — 7.7%
Transportation — 7.7%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	317,492
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	511,879
Series B, 5.00%, 10/01/29	1,000	1,118,510
Total Municipal Bonds in District of Columbia		1,947,881

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 1.9%
State — 1.9%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	$250	$269,352
Limited Obligation Bonds, Section 30, 5.63%, 12/01/29	200	220,792
Total Municipal Bonds in Guam		490,144
Total Municipal Bonds — 133.9%		33,921,554

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Virginia — 21.8%
Education — 13.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,999	3,282,394
Health — 8.8%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	999	1,128,201
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Virginia (concluded)
Health (concluded)
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,108,466

		2,236,667
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.8%		5,519,061
Total Long-Term Investments (Cost — $36,090,443) — 155.7%		39,440,615

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (e)(f)	40,525	40,525
Total Short-Term Securities (Cost — $40,525) — 0.1%		40,525
Total Investments (Cost — $36,130,968) — 155.8%		39,481,140
Other Assets Less Liabilities — 1.9%		474,194
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.9)%		(3,019,328)
VRDP Shares, at Liquidation Value — (45.8)%		(11,600,000)

Net Assets Applicable to Common Shares — 100.0%		$25,336,006

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(e)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
FFI Institutional Tax-Exempt Fund	76,230	(35,705)	40,525	$577

(f)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(17)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	$2,160,063	$3,089

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	55

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

Derivative Financial Instruments — Assets	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,089	$3,089

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(3,833)	$(3,833)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$5,849	$5,849

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$2,134,684

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$39,440,615	—	$39,440,615
Short-Term Securities	$40,525	—	—	40,525

Total	$40,525	$39,440,615	—	$39,481,140

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$3,089	—	—	$3,089
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$22,950	—	—	$22,950
Liabilities:
TOB Trust Certificates	—	$(3,018,978)	—	(3,018,978)
VRDP Shares	—	(11,600,000)	—	(11,600,000)

Total	$22,950	$(14,618,978)	—	$(14,596,028)

During the year ended August 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2015

Statements of Assets and Liabilities

August 31, 2015	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$47,811,415	$50,588,160	$750,175,664	$58,074,918
Investments at value — affiliated[2]	334,132	254,118	3,034,667	954,370
Cash pledged for financial futures contracts	28,350	31,050	446,850	45,900
Receivables:
Interest	489,295	611,043	7,875,733	716,117
Investments sold	—	—	285,000	—
Deferred offering costs	71,753	82,240	399,083	79,433
Variation margin receivable on financial futures contracts	2,953	3,234	46,549	4,781
Prepaid expenses	24,626	22,178	25,904	15,070

Total assets	48,762,524	51,592,023	762,289,450	59,890,589

Accrued Liabilities
Payables:
Income dividends — Common Shares	113,179	137,217	2,085,672	161,590
Investment advisory fees	49,360	43,505	658,387	65,965
Officer’s and Trustees’ fees	10,855	508	181,907	10,240
Interest expense and fees	579	25	16,359	1,438
Investments purchased	—	—	1,111,956	—
Other accrued expenses	15,415	46,341	167,321	55,453

Total accrued liabilities	189,388	227,596	4,221,602	294,686

Other Liabilities
TOB Trust Certificates	1,500,000	—	53,308,436	4,519,518
VRDP Shares, at liquidation value of $100,000 per share[3,4]	16,000,000	18,500,000	243,600,000	18,700,000

Total other liabilities	17,500,000	18,500,000	296,908,436	23,219,518

Total liabilities	17,689,388	18,727,596	301,130,038	23,514,204

Net Assets Applicable to Common Shareholders	$31,073,136	$32,864,427	$461,159,412	$36,376,385

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,429,221	$29,931,752	$441,969,360	$32,962,634
Undistributed net investment income	224,863	319,405	3,358,485	523,280
Accumulated net realized loss	(313,032)	(1,222,048)	(31,045,351)	(896,450)
Net unrealized appreciation (depreciation)	1,732,084	3,835,318	46,876,918	3,786,921

Net Assets Applicable to Common Shareholders	$31,073,136	$32,864,427	$461,159,412	$36,376,385

Net asset value per Common Share	$14.96	$13.89	$14.81	$15.65

[1] Investments at cost — unaffiliated	$46,083,147	$46,764,309	$703,358,892	$54,304,948
[2] Investments at cost — affiliated	$334,132	$254,118	$3,034,667	$954,370
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	160	—	—	187
Par value $0.10 per share	—	185	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par Value per Common Share	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,076,674	2,365,804	31,129,432	2,325,038
[7] Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	57

Statements of Assets and Liabilities

August 31, 2015	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$69,827,680	$153,105,258	$126,176,702	$39,440,615
Investments at value — affiliated[2]	1,383,932	767,884	1,485,545	40,525
Cash pledged for financial futures contracts	55,350	105,300	86,400	22,950
Receivables:
Interest	696,445	1,597,274	1,277,913	521,941
Investments sold	—	—	—	—
Deferred offering costs	119,118	128,630	123,271	69,240
Variation margin receivable on financial futures contracts	5,766	10,969	9,000	2,391
Prepaid expenses	57,361	59,085	64,357	14,843

Total assets	72,145,652	155,774,400	129,223,188	40,112,505

Accrued Liabilities
Payables:
Income dividends — Common Shares	173,607	391,180	349,924	110,759
Investment advisory fees	78,439	144,342	119,292	35,203
Officer’s and Trustees’ fees	10,672	9,018	12,083	7,098
Interest expense and fees	1,908	5,456	1,148	350
Investments purchased	555,978	—	555,978	—
Other accrued expenses	43,793	46,708	35,471	4,111

Total accrued liabilities	864,397	596,704	1,073,896	157,521

Other Liabilities
TOB Trust Certificates	5,070,215	18,091,015	5,895,307	3,018,978
VRDP Shares, at liquidation value of $100,000 per share[3,4]	22,100,000	40,500,000	44,400,000	11,600,000

Total other liabilities	27,170,215	58,591,015	50,295,307	14,618,978

Total liabilities	28,034,612	59,187,719	51,369,203	14,776,499

Net Assets Applicable to Common Shareholders	$44,111,040	$96,586,681	$77,853,985	$25,336,006

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,710,976	$92,401,548	$70,800,445	$22,728,556
Undistributed net investment income	595,641	287,288	1,200,113	209,689
Accumulated net realized loss	(1,631,453)	(6,233,576)	(3,862,808)	(955,500)
Net unrealized appreciation (depreciation)	5,435,876	10,131,421	9,716,235	3,353,261

Net Assets Applicable to Common Shareholders	$44,111,040	$96,586,681	$77,853,985	$25,336,006

Net asset value per Common Share	$15.75	$14.81	$15.57	$15.90

[1] Investments at cost — unaffiliated	$64,399,254	$142,988,010	$116,472,096	$36,090,443
[2] Investments at cost — affiliated	$1,383,932	$767,884	$1,485,545	$40,525
[3] Preferred Shares outstanding:
Par value $ 0.001 per share	221	405	444	116
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	4,998,911	1,593,648
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2015

Statements of Operations

Year Ended August 31, 2015	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest — unaffiliated	$1,901,188	$2,165,338	$31,959,623	$2,648,616
Interest — affiliated	694	—	—	36

Total income	1,901,882	2,165,338	31,959,623	2,648,652

Expenses
Investment advisory	317,605	258,465	4,189,143	395,341
Professional	40,515	40,868	142,996	42,459
Rating agency	23,988	23,988	33,171	23,988
Liquidity fees	23,086	—	24,809	—
Transfer agent	15,615	16,385	33,603	15,815
Accounting services	10,363	10,789	102,631	12,201
Printing	6,331	6,510	14,959	6,534
Custodian	5,754	5,202	35,828	5,528
Remarketing fees on Preferred Shares	3,022	—	24,360	—
Officer and Trustees	1,516	2,891	17,526	2,192
Registration	940	1,068	10,958	1,052
Miscellaneous	19,044	14,540	59,059	18,641

Total expenses excluding interest expense, fees and amortization of offering costs	467,779	380,706	4,689,043	523,751
Interest expense, fees and amortization of offering costs[1]	145,646	185,324	2,640,789	220,966

Total expenses	613,425	566,030	7,329,832	744,717
Less fees waived by the Manager	(24,461)	(39)	(257,757)	(659)

Total expenses after fees waived	588,964	565,991	7,072,075	744,058

Net investment income	1,312,918	1,599,347	24,887,548	1,904,594

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	38,574	16,299	1,177,351	(100,428)
Financial futures contracts	(5,043)	(111,976)	(1,462,314)	(136,802)
Capital gain distributions received from affiliated investment companies	—	—	97	393

	33,531	(95,677)	(284,866)	(236,837)

Net change in unrealized appreciation (depreciation) on:
Investments	(430,941)	(147,090)	(4,360,681)	(1,165,130)
Financial futures contracts	7,426	16,138	156,547	21,835

	(423,515)	(130,952)	(4,204,134)	(1,143,295)

Net realized and unrealized loss	(389,984)	(226,629)	(4,489,000)	(1,380,132)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$922,934	$1,372,718	$20,398,548	$524,462

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	59

Statements of Operations

Year Ended August 31, 2015	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest — unaffiliated	$3,002,837	$6,248,502	$5,555,121	$1,747,321
Interest — affiliated	—	—	—	577

Total income	3,002,837	6,248,502	5,555,121	1,747,898

Expenses
Investment advisory	465,528	856,488	708,131	260,902
Professional	44,868	57,075	51,866	30,724
Rating agency	38,982	38,982	38,982	23,988
Liquidity fees	197,140	361,274	396,065	16,737
Transfer agent	16,024	19,659	17,397	15,127
Accounting services	13,807	29,157	17,323	3,725
Printing	6,781	7,635	7,491	6,253
Custodian	6,321	9,834	9,171	4,998
Remarketing fees on Preferred Shares	22,407	41,063	45,015	2,191
Officer and Trustees	2,731	7,626	5,625	1,434
Registration	9,165	9,175	2,262	719
Miscellaneous	25,337	28,269	28,880	18,337

Total expenses excluding interest expense, fees and amortization of offering costs	849,091	1,466,237	1,328,208	385,135
Interest expense, fees and amortization of offering costs[1]	74,168	191,604	107,129	119,016

Total expenses	923,259	1,657,841	1,435,337	504,151
Less fees waived by the Manager	(293)	(949)	(900)	(52,198)

Total expenses after fees waived	922,966	1,656,892	1,434,437	451,953

Net investment income	2,079,871	4,591,610	4,120,684	1,295,945

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	358,186	765,946	169,269	21,114
Financial futures contracts	(117,441)	(288,291)	(208,916)	(3,833)
Capital gain distributions received from affiliated investment companies	—	79	90	—

	240,745	477,734	(39,557)	17,281

Net change in unrealized appreciation (depreciation) on:
Investments	(174,085)	(1,033,075)	(350,221)	(55,430)
Financial futures contracts	15,307	33,496	25,431	5,849

	(158,778)	(999,579)	(324,790)	(49,581)

Net realized and unrealized gain (loss)	81,967	(521,845)	(364,347)	(32,300)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$2,161,838	$4,069,765	$3,756,337	$1,263,645

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2015

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$1,312,918	$1,447,883	$1,599,347	$1,633,027
Net realized gain (loss)	33,531	(196,686)	(95,677)	(290,408)
Net change in unrealized appreciation (depreciation)	(423,515)	4,159,319	(130,952)	4,398,420

Net increase in net assets applicable to Common Shareholders resulting from operations	922,934	5,410,516	1,372,718	5,741,039

Distributions to Common Shareholders From[1]
Net investment income	(1,419,360)	(1,518,416)	(1,688,441)	(1,771,870)

Capital Share Transactions
Reinvestment of common distributions	34,986	—	41,086	7,113

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(461,440)	3,892,100	(274,637)	3,976,282
Beginning of year	31,534,576	27,642,476	33,139,064	29,162,782

End of year	$31,073,136	$31,534,576	$32,864,427	$33,139,064

Undistributed net investment income, end of year	$224,863	$327,063	$319,405	$394,681

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$24,887,548	$25,714,419	$1,904,594	$2,033,235
Net realized loss	(284,866)	(11,551,323)	(236,837)	(342,575)
Net change in unrealized appreciation (depreciation)	(4,204,134)	70,303,735	(1,143,295)	5,415,428

Net increase in net assets applicable to Common Shareholders resulting from operations	20,398,548	84,466,831	524,462	7,106,088

Distributions to Common Shareholders From[1]
Net investment income	(25,650,652)	(26,990,182)	(2,018,544)	(2,078,476)

Capital Share Transactions
Reinvestment of common distributions	—	—	1,970	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,252,104)	57,476,649	(1,492,112)	5,027,612
Beginning of year	466,411,516	408,934,867	37,868,497	32,840,885

End of year	$461,159,412	$466,411,516	$36,376,385	$37,868,497

Undistributed net investment income, end of year	$3,358,485	$4,347,011	$523,280	$633,054

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	61

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$2,079,871	$2,220,989	$4,591,610	$4,706,540
Net realized gain (loss)	240,745	(1,094,204)	477,734	(1,693,760)
Net change in unrealized appreciation (depreciation)	(158,778)	7,963,888	(999,579)	14,988,651

Net increase in net assets applicable to Common Shareholders resulting from operations	2,161,838	9,090,673	4,069,765	18,001,431

Distributions to Common Shareholders From[1]
Net investment income	(2,209,283)	(2,234,484)	(4,759,352)	(4,987,540)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(47,445)	6,856,189	(689,587)	13,013,891
Beginning of year	44,158,485	37,302,296	97,276,268	84,262,377

End of year	$44,111,040	$44,158,485	$96,586,681	$97,276,268

Undistributed net investment income, end of year	$595,641	$711,425	$287,288	$692,757

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014	2015	2014

Operations
Net investment income	$4,120,684	$4,185,401	$1,295,945	$1,322,054
Net realized gain (loss)	(39,557)	(1,607,535)	17,281	(190,913)
Net change in unrealized appreciation (depreciation)	(324,790)	13,152,912	(49,581)	3,287,725

Net increase in net assets applicable to Common Shareholders resulting from operations	3,756,337	15,730,778	1,263,645	4,418,866

Distributions to Common Shareholders From[1]
Net investment income	(4,206,084)	(4,199,085)	(1,346,946)	(1,370,335)

Capital Share Transactions
Reinvestment of common distributions	—	—	46,267	68,529

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(449,747)	11,531,693	(37,034)	3,117,060
Beginning of year	78,303,732	66,772,039	25,373,040	22,255,980

End of year	$77,853,985	$78,303,732	$25,336,006	$25,373,040

Undistributed net investment income, end of year	$1,200,113	$1,275,825	$209,689	$253,780

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2015

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$922,934	$1,372,718	$20,398,548	$524,462
Proceeds from sales of long-term investments	8,800,522	3,927,694	140,362,143	9,050,453
Purchases of long-term investments	(8,693,388)	(4,088,783)	(148,683,316)	(8,008,714)
Net proceeds from sales (purchases) of short-term securities	(310,343)	36,986	5,381,723	(894,961)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	12,650	19,950	173,150	11,100
Interest receivable	54,968	15,119	699,726	21,889
Variation margin receivable on financial futures contracts	(1,890)	(1,859)	(18,174)	(3,343)
Prepaid expenses	(1,481)	(1,527)	(2,215)	1,077
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	24,527	21,739	327,179	32,492
Interest expense and fees	296	25	4,843	94
Officer’s and Trustees’ fees	(1,340)	(130)	(5,312)	(1,237)
Other accrued expenses	(33,715)	3,801	46,607	2,541
Amortization of premium and accretion of discount on investments	225,360	201,598	2,411,193	26,260
Net realized (gain) loss on investments	(38,574)	(16,299)	(1,177,351)	100,428
Net unrealized loss on investments	430,941	147,090	4,360,681	1,165,130

Net cash provided by operating activities	1,391,467	1,638,122	24,279,425	2,027,671

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(1,394,618)	(1,657,819)	(25,712,911)	(2,028,190)
Proceeds from TOB Trust Certificates	—	—	4,920,000	—
Repayments of TOB Trust Certificates	—	—	(3,501,955)	—
Payments for offering costs	(4,000)	(4,000)	—	(4,000)
Amortization of deferred offering costs	7,151	7,447	15,441	4,519

Net cash used for financing activities	(1,391,467)	(1,654,372)	(24,279,425)	(2,027,671)

Cash
Net decrease in cash	—	(16,250)	—	—
Cash at beginning of year	—	16,250	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$138,199	$177,852	$2,620,505	$216,353

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$34,986	$41,086	—	$1,970

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	63

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,161,838	$4,069,765	$3,756,337	$1,263,645
Proceeds from sales of long-term investments	15,754,004	30,408,349	25,998,030	4,468,065
Purchases of long-term investments	(15,094,509)	(33,975,835)	(25,721,168)	(4,566,752)
Net proceeds from sales (purchases) of short-term securities	(957,189)	1,665,545	(622,069)	35,705
(Increase) decrease in assets:
Cash pledged for financial futures contracts	29,650	19,700	2,600	12,050
Interest receivable	62,757	89,800	95,764	4,475
Variation margin receivable on financial futures contracts	(3,453)	(5,281)	(4,937)	(1,578)
Prepaid expenses	(6,191)	(6,102)	(6,472)	(1,489)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	39,541	72,866	59,857	17,642
Interest expense and fees	460	1,263	153	(142)
Officer’s and Trustees’ fees	(1,322)	(1,237)	(1,529)	(889)
Other accrued expenses	5,950	13,355	1,701	(33,744)
Amortization of premium and accretion of discount on investments	185,355	589,122	202,375	69,499
Net realized gain on investments	(310,199)	(765,946)	(87,110)	(21,114)
Net unrealized loss on investments	174,085	1,033,075	350,221	55,430

Net cash provided by operating activities	2,040,777	3,208,439	4,023,753	1,300,803

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(2,221,883)	(4,775,651)	(4,206,084)	(1,303,662)
Proceeds from TOB Trust Certificates	170,000	1,555,000	170,000	—
Repayments of TOB Trust Certificates	—	—	—	—
Payments for offering costs	—	—	—	(9,863)
Amortization of deferred offering costs	11,106	12,212	12,331	12,722

Net cash used for financing activities	(2,040,777)	(3,208,439)	(4,023,753)	(1,300,803)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$62,602	$178,129	$94,645	$106,436

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	$46,267

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.20	$13.33	$15.60	$14.61		$15.23

Net investment income[1]	0.63	0.70	0.72	0.90		0.97
Net realized and unrealized gain (loss)	(0.19)	1.90	(2.23)	1.05		(0.59)
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.02)		(0.03)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.44	2.60	(1.51)	1.93		0.35

Distributions to Common Shareholders from:[3]
Net investment income	(0.68)	(0.73)	(0.76)	(0.94)		(0.95)
Net realized gain	—	—	—	—		(0.02)

Total distributions to Common Shareholders	(0.68)	(0.73)	(0.76)	(0.94)		(0.97)

Net asset value, end of year	$14.96	$15.20	$13.33	$15.60		$14.61

Market price, end of year	$14.44	$14.59	$12.66	$18.43		$15.02

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.07%	20.39%	(10.24)%	13.08%		2.45%

Based on market price	3.64%	21.68%	(27.84)%	29.95%		0.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96%	2.00%	2.04%	1.66%	[5]	1.58% [5]

Total expenses after fees waived and paid indirectly	1.88%	1.92%	2.02%	1.60%	[5]	1.45% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.41% [7]	1.34%	1.41%	1.44%	[5,7]	1.41% [5]

Net investment income	4.19%	4.88%	4.73%	5.94%	[5]	6.73% [5]

Distributions to AMPS Shareholders	—	—	—	0.10%		0.19%

Net investment income to Common Shareholders	4.19%	4.88%	4.73%	5.84%		6.54%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,073	$31,535	$27,642	$32,320		$30,203

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$16,000

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$72,192

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000	$16,000	$16,000		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,207	$297,091	$272,765	$302,003		—

Borrowings outstanding, end of year (000)	$1,500	$1,500	$1,500	$2,400		$1,500

Portfolio turnover rate	18%	15%	11%	30%		11%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.33% and 1.40%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	65

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.02	$12.34	$14.35	$13.01		$13.52

Net investment income[1]	0.68	0.69	0.71	0.84		0.90
Net realized and unrealized gain (loss)	(0.10)	1.74	(1.97)	1.34		(0.54)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.58	2.43	(1.26)	2.17		0.33

Distributions to Common Shareholders from net investment income[2]	(0.71)	(0.75)	(0.75)	(0.83)		(0.84)

Net asset value, end of year	$13.89	$14.02	$12.34	$14.35		$13.01

Market price, end of year	$13.26	$13.75	$11.91	$14.91		$13.11

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.25%	20.47%	(9.27)%	17.02%		2.78%

Based on market price	1.47%	22.42%	(15.72)%	20.66%		0.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	1.78%	1.77%	1.50%	[4]	1.39%	[4]

Total expenses after fees waived and paid indirectly	1.71%	1.78%	1.77%	1.50%	[4]	1.39%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.15%	1.16%	1.12%	1.33%	[4,6]	1.36%	[4]

Net investment income	4.82%	5.22%	5.06%	6.07%	[4]	7.15%	[4]

Distributions to AMPS Shareholders	—	—	—	0.11%		0.22%

Net investment income to Common Shareholders	4.82%	5.22%	5.06%	5.96%		6.93%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$32,864	$33,139	$29,163	$33,852		$30,611

AMPS outstanding at $50,000 liquidation preference, end of year (000)	—	—	—	—		$18,500

Asset coverage per AMPS at $50,000 liquidation preference, end of year	—	—	—	—		$132,732

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500	$18,500	$18,500		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$277,646	$279,130	$257,637	$282,983		—

Borrowings outstanding, end of year (000)	—	—	$1,840	$2,010		$1,340

Portfolio turnover rate	8%	14%	11%	17%		10%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.24%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.98	$13.14		$15.64	$14.34		$15.09

Net investment income[1]	0.80	0.83		0.87	0.89		0.97
Net realized and unrealized gain (loss)	(0.15)	1.88		(2.45)	1.36		(0.73)
Distributions to AMPS Shareholders from net investment income	—	—		—	—		(0.03)

Net increase (decrease) from investment operations	0.65	2.71		(1.58)	2.25		0.21

Distributions to Common Shareholders from net investment income[2]	(0.82)	(0.87)		(0.92)	(0.95)		(0.96)

Net asset value, end of year	$14.81	$14.98		$13.14	$15.64		$14.34

Market price, end of year	$13.65	$13.64		$12.65	$15.86		$13.90

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.88%	21.74%		(10.59)%	16.15%		1.85%

Based on market price	6.16%	15.15%		(15.12)%	21.52%		(1.80)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	1.66%		1.75%	1.95%		1.47%	[4]

Total expenses after fees waived and paid indirectly	1.52%	1.59%		1.67%	1.87%		1.36%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.95% [6]	1.22%	[6]	1.36% [6]	1.45%	[6]	1.18%	[4]

Net investment income	5.35%	5.86%		5.73%	5.89%		6.98%	[4]

Distributions to AMPS Shareholders	—	—		—	—		0.19%

Net investment income to Common Shareholders	5.35%	5.86%		5.73%	5.89%		6.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$461,159	$466,412		$408,935	$485,454		$443,325

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600		$243,600	$243,600		$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$289,310	$291,466		$267,871	$299,283		$281,989

Borrowings outstanding, end of year (000)	$53,308	$51,890		$64,658	$77,477		$71,713

Portfolio turnover rate	19%	16%		18%	14%		18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.94%, 0.95%, 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	67

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$16.29	$14.13	$16.67	$14.55		$15.23

Net investment income[1]	0.82	0.87	0.88	0.95		1.00
Net realized and unrealized gain (loss)	(0.59)	2.18	(2.54)	2.12		(0.68)
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.02)		(0.03)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.23	3.05	(1.66)	3.05		0.29

Distributions to Common Shareholders from:[3]
Net investment income	(0.87)	(0.89)	(0.88)	(0.93)		(0.94)
Net realized gain	—	—	—	—		(0.03)

Total distributions to Common Shareholders	(0.87)	(0.89)	(0.88)	(0.93)		(0.97)

Net asset value, end of year	$15.65	$16.29	$14.13	$16.67		$14.55

Market price, end of year	$13.99	$14.68	$13.54	$16.66		$13.60

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.74%	22.83%	(10.43)%	21.52%		2.46%

Based on market price	0.93%	15.51%	(14.12)%	29.94%		(6.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98%	2.05%	2.10%	1.65%	[5]	1.57% [5]

Total expenses after fees waived and paid indirectly	1.98%	2.05%	2.10%	1.59%	[5]	1.43% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.39%	1.42%	1.45%	1.41%	[5,7]	1.41% [5]

Net investment income	5.07%	5.74%	5.39%	6.01%	[5]	7.08% [5]

Distributions to AMPS Shareholders	—	—	—	0.11%		0.20%

Net investment income to Common Shareholders	5.07%	5.74%	5.39%	5.90%		6.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$36,376	$37,868	$32,841	$38,728		$33,753

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$18,775

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$69,944

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700	$18,700		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,526	$302,505	$275,620	$307,099		—

Borrowings outstanding, end of year (000)	$4,520	$4,520	$4,520	$3,954		$1,220

Portfolio turnover rate	13%	16%	8%	25%		19%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.34%.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.77	$13.32	$16.53	$14.89		$15.65

Net investment income[1]	0.74	0.79	0.84	0.87		1.04
Net realized and unrealized gain (loss)	0.03	2.46	(3.00)	1.73		(0.78)
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.00)[2]		(0.03)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.77	3.25	(2.16)	2.60		0.23

Distributions to Common Shareholders from:[3]
Net investment income	(0.79)	(0.80)	(0.83)	(0.96)		(0.99)
Net realized gain	—	—	(0.22)	—		(0.00)[2]

Total distributions to Common Shareholders	(0.79)	(0.80)	(1.05)	(0.96)		(0.99)

Net asset value, end of year	$15.75	$15.77	$13.32	$16.53		$14.89

Market price, end of year	$13.66	$13.86	$12.45	$16.56		$14.83

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.57%	25.66%	(13.83)%	17.99%		1.81%

Based on market price	4.18%	18.16%	(19.61)%	18.68%		0.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	2.23%	2.26%	2.26%	[5]	1.50% [5]

Total expenses after fees waived and paid indirectly	2.07%	2.23%	2.26%	2.20%	[5]	1.37% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.91% [7]	2.02% [7]	1.96% [7]	1.90%	[5,7]	1.36% [5]

Net investment income	4.68%	5.45%	5.26%	5.52%		7.12%

Distributions to AMPS Shareholders	—	—	—	0.02%		0.19%

Net investment income to Common Shareholders	4.68%	5.45%	5.26%	5.50%		6.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$44,111	$44,158	$37,302	$46,158		$41,399

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$22,125

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$71,778

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$299,597	$299,812	$268,789	$308,858		—

Borrowings outstanding, end of year (000)	$5,070	$4,900	$4,775	$7,366		$270

Portfolio turnover rate	22%	18%	18%	45%		14%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.41%, 1.46%, 1.47% and 1.45%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	69

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.92	$12.92		$15.51	$14.25		$14.90

Net investment income[1]	0.70	0.72		0.78	0.81		0.90
Net realized and unrealized gain (loss)	(0.08)	2.05		(2.54)	1.31		(0.67)
Distributions to AMPS Shareholders from net investment income	—	—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.62	2.77		(1.76)	2.12		0.21

Distributions to Common Shareholders from net investment income[3]	(0.73)	(0.77)		(0.83)	(0.86)		(0.86)

Net asset value, end of year	$14.81	$14.92		$12.92	$15.51		$14.25

Market price, end of year	$12.99	$13.16		$12.05	$15.74		$13.54

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.88%	22.65%		(11.80)%	15.23%		1.94%

Based on market price	4.29%	15.99%		(18.94)%	23.07%		(3.20)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.70%	1.75%		1.79%	1.82%	[5]	1.28%	[5]

Total expenses after fees waived and paid indirectly	1.70%	1.75%		1.78%	1.82%	[5]	1.26%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.51% [7]	1.55%	[7]	1.51% [7]	1.50%	[5,7]	1.17%	[5]

Net investment income	4.72%	5.18%		5.20%	5.38%	[5]	6.50%	[5]

Distributions to AMPS Shareholders	—	—		—	0.01%		0.16%

Net investment income to Common Shareholders	4.72%	5.18%		5.20%	5.37%		6.34%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$96,587	$97,276		$84,262	$100,865		$92,411

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—	—		$40,575

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—	—		$81,938

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500		$40,500	$40,500		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$338,486	$340,188		$308,055	$349,050		—

Borrowings outstanding, end of year (000)	$18,091	$17,431		$17,054	$20,920		$10,409

Portfolio turnover rate	20%	24%		25%	24%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the year ended August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.09%, 1.09%, 1.09% and 1.13%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2015	2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.66	$13.36		$16.09	$14.66		$15.33

Net investment income[1]	0.82	0.84		0.89	0.92		1.05
Net realized and unrealized gain (loss)	(0.07)	2.30		(2.73)	1.50		(0.69)
Distributions to AMPS Shareholders from net investment income	—	—		—	(0.00)[2]		(0.03)

Net increase (decrease) from investment operations	0.75	3.14		(1.84)	2.42		0.33

Distributions to Common Shareholders from net investment income:[3]	(0.84)	(0.84)		(0.89)	(0.99)		(1.00)

Net asset value, end of year	$15.57	$15.66		$13.36	$16.09		$14.66

Market price, end of year	$14.16	$14.02		$12.56	$16.81		$14.38

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.33%	24.75%		(12.01)%	17.00%		2.56%

Based on market price	7.00%	18.80%		(20.82)%	24.61%		(0.37)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.83%	1.96%		1.97%	2.03%	[5]	1.27%	[5]

Total expenses after fees waived and paid indirectly	1.83%	1.95%		1.97%	1.95%	[5]	1.18%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.69% [7]	1.78%	[7]	1.71% [7]	1.62%	[5,7]	1.18%	[5]

Net investment income	5.25%	5.76%		5.68%	5.96%	[5]	7.34%	[5]

Distributions to AMPS Shareholders	—	—		—	0.01%		0.22%

Net investment income to Common Shareholders	5.25%	5.76%		5.68%	5.95%		7.12%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$77,854	$78,304		$66,772	$80,228		$72,817

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—	—		$44,475

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—	—		$65,931

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400		$44,400	$44,400		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$275,347	$276,360		$250,387	$280,693		—

Borrowings outstanding, end of year (000)	$5,895	$5,725		$5,198	$7,591		$160

Portfolio turnover rate	20%	21%		30%	25%		20%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.13%, 1.15%, 1.14%, and 1.11%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	71

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.95	$14.03	$16.74	$15.33		$16.02

Net investment income[1]	0.81	0.83	0.84	0.97		1.02
Net realized and unrealized gain (loss)	(0.01)	1.95	(2.64)	1.45		(0.60)
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.02)		(0.03)
Net realized gain	—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.80	2.78	(1.80)	2.40		0.39

Distributions to Common Shareholders from:[3]
Net investment income	(0.85)	(0.86)	(0.91)	(0.99)		(1.00)
Net realized gain	—	—	—	—		(0.08)

Total distributions to Common Shareholders	(0.85)	(0.86)	(0.91)	(0.99)		(1.08)

Net asset value, end of year	$15.90	$15.95	$14.03	$16.74		$15.33

Market price, end of year	$16.70	$16.35	$14.91	$19.58		$17.77

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.02%	20.31%	(11.96)%	15.19%		1.98%

Based on market price	7.61%	16.06%	(20.01)%	16.23%		0.89%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98%	2.01%	2.18%	1.69%	[5]	1.66% [5]

Total expenses after fees waived and paid indirectly	1.77%	1.96%	2.18%	1.64%	[5]	1.52% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.30% [7]	1.38%	1.58%	1.43%	[5,7]	1.44% [5]

Net investment income	5.08%	5.52%	5.18%	6.03%	[5]	6.81% [5]

Distributions to AMPS Shareholders	—	—	—	0.09%		0.17%

Net investment income to Common Shareholders	5.08%	5.52%	5.18%	5.94%		6.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,336	$25,373	$22,256	$26,466		$24,155

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$11,675

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$76,725

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600	$11,600	$11,600		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$318,414	$318,733	$291,862	$328,157		—

Borrowings outstanding, end of year (000)	$3,019	$3,019	$3,019	$4,108		$2,020

Portfolio turnover rate	9%	11%	8%	23%		12%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended August 31, 2015 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.23% and 1.38%, respectively.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc. .	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Non-diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Trustees/Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees/directors thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

ANNUAL REPORT	AUGUST 31, 2015	73

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

74	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended August 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The

ANNUAL REPORT	AUGUST 31, 2015	75

Notes to Financial Statements (continued)

Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

At August 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
BZM	$3,273,990	$1,500,000	0.07%
MHN	$105,148,775	$53,308,436	0.02% - 0.32%
BLJ	$8,130,583	$4,519,518	0.02% - 0.27%
BQH	$8,721,163	$5,070,215	0.02% - 0.23%
BSE	$33,574,982	$18,091,015	0.02% - 0.23%
BFY	$10,536,979	$5,895,307	0.02% - 0.14%
BHV	$5,519,061	$3,018,978	0.01% - 0.03%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trusts will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2015.

76	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

For the year ended August 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BZM	$1,500,000	0.56%
MHN	$52,967,260	0.66%
BLJ	$4,519,518	0.71%
BQH	$5,036,215	0.67%
BSE	$17,959,015	0.66%
BFY	$5,861,307	0.62%
BHV	$3,018,978	0.60%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed net assets. MHE and MHN each pay the Manager a monthly fee based on a percentage of their respective, average daily net assets at an annual rate. The Trusts pay their respective fees at the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

ANNUAL REPORT	AUGUST 31, 2015	77

Notes to Financial Statements (continued)

Average weekly net assets and average daily net assets are the average weekly and average daily value of each Trust’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

“Managed assets” and “net assets” each mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred stock).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended August 31, 2015, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$30	$39	$3,481	$659	$293	$949	$900	$18

The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BZM, at the annual rate as a percentage of the average weekly managed assets of 0.05%. The Manager voluntarily agreed to waive its investment advisory fees with respect to MHN on the proceeds of Preferred Shares and TOB Trusts that exceed 35% of its total assets minus the sum of its accrued liabilities. The Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BHV, at the annual rate as a percentage of the average weekly managed assets of 0.13%. The amounts waived are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2015, the amounts included in fees waived by the Manager were as follows:

Amounts Waived
BZM	$24,431
MHN	$254,276
BHV	$52,180

These voluntary waivers may be reduced or discontinued at any time without notice.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM		MHE		MHN		BLJ		BQH		BSE		BFY		BHV
Purchases Sales	$ $	8,443,388 8,800,522	$ $	4,088,783 3,927,694	$ $	149,293,931 140,647,143	$ $	8,008,714 8,830,714	$ $	15,251,927 15,754,004	$ $	31,140,535 30,408,349	$ $	25,761,239 25,998,030	$ $	3,475,732 4,468,065

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$(3,150)	$(39,316)	$(2,798,108)	$(3,077)	$(11,105)	$(12,215)	$(21,971)	$(2,860)
Undistributed (distribution in excess of) net investment income	$4,242	$13,818	$(225,422)	$4,176	$13,628	$(237,727)	$9,688	$6,910
Accumulated net realized gain (loss)	$(1,092)	$25,498	$3,023,530	$(1,099)	$(2,523)	$249,942	$12,283	$(4,050)

78	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax-exempt Income[1]	8/31/2015	$1,552,828	$1,870,220	$27,895,910	$2,192,237	$2,235,945	$4,809,498	$4,254,577	$1,443,709
	8/31/2014	$1,679,937	$1,958,629	$28,169,835	$2,266,102	$2,266,805	$5,044,020	$4,264,019	$1,487,438
Ordinary Income[2]	8/31/2015	42	98	1,471	10,574	736	63	6,635	31
	8/31/2014	—	—	81,526	1,152	—	2,750	—	—

Total	8/31/2015	$1,552,870	$1,870,318	$27,897,381	$2,202,811	$2,236,681	$4,809,561	$4,261,212	$1,443,740

	8/31/2014	$1,679,937	$1,958,629	$28,251,361	$2,267,254	$2,266,805	$5,046,770	$4,264,019	$1,487,438

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of August 31, 2015, the tax components of accumulated net earnings were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$218,631	$305,362	$2,328,082	$411,312	$539,055	$121,822	$988,340	$209,921
Undistributed ordinary income	—	4,490	23,422	99	1,425	4,898	2,615	—
Capital loss carryforwards	(283,776)	(1,210,590)	(29,386,823)	(646,565)	(1,468,129)	(5,773,886)	(3,577,455)	(975,131)
Net unrealized gains[3]	1,709,060	3,833,413	46,225,371	3,648,905	5,327,713	9,832,299	9,640,040	3,372,660

Total	$1,643,915	$2,932,675	$19,190,052	$3,413,751	$4,400,064	$4,185,133	$7,053,540	$2,607,450

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the treatment of residual interests in TOB Trusts, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, and the deferral of compensation to Trustees.

As of August 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
2016	—	$285,683	$710,089	—	—	—	$383,137	—
2017	—	375,230	4,069,997	—	—	$1,583,452	254,346	—
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	$40,297	74	673,531	—	—	—	255,001	$51,866
No expiration date[5]	243,479	516,931	20,071,250	$646,565	$1,468,129	2,646,072	2,327,422	923,265

Total	$283,776	$1,210,590	$29,386,823	$646,565	$1,468,129	$5,773,886	$3,577,455	$975,131

[5]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2015, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BQH	BSE
$86,197	$214,920

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$44,926,120	$47,008,859	$653,439,882	$50,851,230	$60,803,697	$125,942,298	$112,116,025	$33,082,790

Gross unrealized appreciation	$1,867,247	$3,842,981	$47,959,940	$4,461,751	$5,541,114	$10,254,259	$9,993,599	$3,451,802
Gross unrealized depreciation	(147,820)	(9,562)	(1,497,927)	(803,211)	(203,414)	(414,430)	(342,684)	(72,430)

Net unrealized appreciation	$1,719,427	$3,833,419	$46,462,013	$3,658,540	$5,337,700	$9,839,829	$9,650,915	$3,379,372

9. Principal Risks:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of August 31, 2015, BZM invested a significant portion of its assets in securities in the health and education sectors, MHE invested a significant portion of its assets in securities in the education sector, MHN invested a significant portion of its assets in securities in the transportation and county, city, special district, school district sectors, BLJ invested a significant portion of its assets in securities in the transportation and education sectors, BQH and BSE invested a significant portion of their assets in securities in the county, city, special district, school district and education sectors, BFY invested a significant portion of its assets in securities in the county, city, special district, school district sector and BHV invested a significant portion of its assets in securities in the health, transportation and education sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	AUGUST 31, 2015	79

Notes to Financial Statements (continued)

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares and Preferred Shares, except for MHE and MHN, is $0.001 per share ($0.01 for MHE and $0.10 for MHN). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

80	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	BLJ	BHV
2015	2,336	2,904	121	2,852
2014	—	515	—	4,549

For the years ended August 31, 2015 and August 31, 2014 for MHN, BQH, BSE and BFY, shares issued and outstanding remained constant.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended August 31, 2015, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

The Trusts entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BQH, BSE and BFY and their liquidity provider is for a 364 day term and is scheduled to expire on December 4, 2015 unless renewed or terminated in advance. The fee agreement between MHN and its liquidity provider is for a three year term and is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between BZM and BHV and their liquidity provider is for a 364 day term and is scheduled to expire on July 7, 2016 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Trusts are required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

ANNUAL REPORT	AUGUST 31, 2015	81

Notes to Financial Statements (continued)

Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2015, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BQH, BSE, and BFY were P1 and F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2. The downgrade of the VRDP Shares of Barclays VRDP Funds followed the June 9, 2015 downgrade of Barclays Bank PLC by S&P. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of MHN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. No short-term ratings on the VRDP Shares of BZM, MHE, BLJ, and BHV were assigned by Moody’s, Fitch and S&P at issuance. Following the termination of the special rate period with respect to BZM and BHV and the subsequent remarketing of their VRDP Shares, as described below, BZM’s and BHV’s VRDP Shares were assigned short-term ratings. As of August 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BZM and BHV were P1 and F1 as rated by Moody’s and Fitch, respectively. Short-term ratings on the VRDP Shares of MHE, MHN and BLJ may be assigned upon termination of the special rate period when the VRDP Shares revert to marketable securities.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All VRDP Shares that were tendered for remarketing during the year ended August 31, 2015 were successfully remarketed.

For the year ended August 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	0.83%	0.98%	0.92%	0.99%	0.12%	0.12%	0.12%	0.83%

Upon issuance of the VRDP Shares on June 14, 2012, BZM, MHE, BLJ and BHV announced a special rate period for a three-year term ending June 24, 2015 with respect to VRDP Shares. On June 16, 2015, the special rate period for MHE and BLJ was extended to June 22, 2016. On June 24, 2015, the special rate period for the VRDP Shares for BZM and BHV terminated. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BZM, MHE, BLJ and BHV are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BZM, MHE, BLJ and BHV will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to VRDP Shares.

If MHE or BLJ redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holders of the VRDP Shares based on

82	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. Prior to the scheduled June 22, 2016 termination date, the holder of the VRDP Shares and MHE and BLJ may mutually agree to extend the special rate period. If the rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings on the VRDP Shares of BZM, MHE, BLJ or BHV were assigned by Moody’s, Fitch and S&P at issuance. Following the termination of the special rate period with respect to BZM and BHV and the subsequent remarketing of their VRDP Shares, BZM’s and BHV’s VRDP Shares were assigned short-term ratings, as described above. Short-term ratings on the VRDP Shares of MHE and BLJ may be assigned upon termination of the special rate period when the VRDP Shares revert to marketable securities.

For the year ended August 31, 2015, VRDP Shares issued and outstanding of each Trust remained constant.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of MHN’s VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by MHN on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MHN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MHN will pay liquidity and remarketing fees during the special rate period and will also pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to marketable securities.

If MHN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A+ by Moody’s, Fitch and S&P, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. Prior to the scheduled April 19, 2017 termination date, the holder of the VRDP Shares and MHN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to marketable securities and will be remarketed and available for purchase by qualified institutional investors.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on October 1, 2015 to shareholders of record on September 15, 2015:

Common Dividend Per Share
BZM	$0.0545
MHE	$0.0580
MHN	$0.0670
BLJ	$0.0695
BQH	$0.0620
BSE	$0.0600
BFY	$0.0700
BHV	$0.0695

Additionally, the Trusts declared a net investment income dividend on October 1, 2015 payable to Common Shareholders of record on October 15, 2015 for the same amounts noted above.

ANNUAL REPORT	AUGUST 31, 2015	83

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period September 1, 2015 to September 30, 2015 for the Trusts were as follows:

	Series	Dividends Declared
BZM	W-7	$1,447
MHE	W-7	$13,989
MHN	W-7	$180,197
BLJ	W-7	$14,140
BQH	W-7	$1,998
BSE	W-7	$3,662
BFY	W-7	$4,014
BHV	W-7	$1,049

84	ANNUAL REPORT	AUGUST 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings New York Quality Fund, Inc. and to the Shareholders and Board of Trustees of: BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, including the related schedules of investments as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2015

ANNUAL REPORT	AUGUST 31, 2015	85

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock Virginia Municipal Bond Trust (“BHV” and together with BZM, MHE, MHN, BLJ, BQH, BSE and BFY, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

86	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	AUGUST 31, 2015	87

Disclosure of Investment Advisory Agreements (continued)

fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BZM noted that for each of the one-, three- and five-year periods reported, BZM ranked first out of two funds against its Customized Lipper Peer Group Composite.

The Board of MHE, MHN and BSE noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked first out of four funds against its Customized Lipper Peer Group Composite.

The Board of BLJ noted that for each of the one-, three- and five-year periods reported, BLJ ranked first out of three funds against its Customized Lipper Peer Group Composite.

The Board of each of BQH and BFY noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the third quartile against its Customized Lipper Peer Group Composite. The Board of each of BQH and BFY and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during these periods. The Board of each of BQH and BFY was informed that, among other things, yield pressures affected the Fund’s flexibility, resulting in fewer trading opportunities and negatively impacting total return. Yield pressure discourages portfolio turnover and trading since any replacement bonds would generally have lower yields. BQH’s and BFY’s Board and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Fund’s portfolio managers in seeking to do so.

The Board of BHV noted that for each of the one-, three- and five-year periods reported, BHV ranked first out of two funds against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

88	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each of MHE, MHN, BSE and BFY noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of BQH noted that BQH’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board of BQH determined that BQH’s contractual management fee rate, actual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate, median actual management fee rate and median total expense ratio paid by the Fund’s Expense Peers.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BZM determined that BZM’s contractual management fee was appropriate in light of the median contractual management fee paid by the Fund’s Expense Peers. In addition, the Board of BZM noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The waiver was implemented on June 6, 2013. After discussions between BZM’s Board, including the Independent Board Members, and BlackRock, BZM’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BHV determined that BHV’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers. BHV’s Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The waiver was implemented on June 9, 2014. After discussions between BHV’s Board, including the Independent Board Members, and BlackRock, BHV’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

ANNUAL REPORT	AUGUST 31, 2015	89

Disclosure of Investment Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

90	ANNUAL REPORT	AUGUST 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2015	91

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

92	ANNUAL REPORT	AUGUST 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Trusts in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2015	93

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2014 to present (Trustee); 2011 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Citibank, N.A.[2] New York, NY 10179 Barclays Bank PLC.[3] New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110

VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Citigroup Global Markets, Inc.[2] New York, NY 10179 Barclays Capital, Inc.[3] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

1	For MHN.

[2]	For BZM, MHE, BLJ and BHV.

[3]	For BQH, BSE and BFY.

94	ANNUAL REPORT	AUGUST 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,4]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	160	0	0	1,909,840	39,861	0	1,917,000	32,701	0
BLJ	187	0	0	1,987,122	151,917	0	1,990,277	148,762	0
BSE	405	0	0	5,569,071	554,013	0	5,615,048	508,036	0
BQH	221	0	0	2,370,630	238,467	0	2,374,631	234,466	0
BFY	444	0	0	4,134,400	483,106	0	4,502,516	114,990	0
BHV	116	0	0	1,483,951	17,751	0	1,473,267	28,435	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	1,917,000	32,701	0	1,917,000	32,701	0
BLJ	1,987,122	151,917	0	1,990,277	148,762	0
BSE	5,533,804	589,280	0	5,622,595	500,489	0
BQH	2,374,631	234,466	0	2,374,631	234,466	0
BFY	4,502,532	114,974	0	4,502,516	114,990	0
BHV	1,487,800	13,902	0	1,472,767	28,935	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II

[2]	Class III

[3]	Class I

[4]	Voted on by holders of Preferred Shares only for BZM, BLJ, BSE, BQH, BFY, and BHV.

Approved the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	27,068,686	1,218,274	0	27,068,797	1,218,163	0	2,436	0	0
MHE	2,084,746	94,869	0	2,082,609	97,006	0	185	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	26,356,768	1,930,192	0	26,518,271	1,768,690	0	26,522,481	1,764,479	0
MHE	2,082,219	97,396	0	2,084,746	94,869	0	2,082,219	97,396	0
	R. Glenn Hubbard			W. Carl Kester[1]			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	26,761,951	1,525,009	0	2,436	0	0	27,002,724	1,284,236	0
MHE	2,077,019	102,596	0	185	0	0	2,084,746	94,869	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHN	27,064,186	1,222,774	0	27,004,633	1,282,327	0
MHE	2,084,746	94,869	0	2,077,019	102,596	0

[1]	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	AUGUST 31, 2015	95

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

96	ANNUAL REPORT	AUGUST 31, 2015

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2015	97

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	– Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Massachusetts Tax-Exempt Trust	$25,563	$25,563	$0	$0	$7,956	$7,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Massachusetts Tax-Exempt Trust	$7,956	$7,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	– Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6	– Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2015.

(a)(1) The registrant is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2005, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2) As of August 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$29.14 Billion	$0	$0	$0	$0	$0
Walter O’Connor	59	0	0	0	0	0
	$23.06 Billion	$0	$0	$0	$0	$0
Robert Sneeden	11	0	0	0	0	0
	$2.10 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Robert Sneeden	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Massachusetts Tax-Exempt Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Massachusetts Tax-Exempt Trust

Date: November 3, 2015